      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 21, 2002

                                            1933 ACT REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-14

               REGISTRATION STATEMENT
                      UNDER THE
               SECURITIES ACT OF 1933                  [X]
          PRE-EFFECTIVE AMENDMENT NO. ____             [ ]
          POST-EFFECTIVE AMENDMENT NO. ____            [ ]

                             ---------------------

                                   VAN KAMPEN
                           GOVERNMENT SECURITIES FUND
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (630) 684-6000

                             ---------------------

                SARA L. BADLER, ESQ.                                       COPIES TO:
                 EXECUTIVE DIRECTOR,                                  WAYNE W. WHALEN, ESQ.
       GENERAL COUNSEL AND ASSISTANT SECRETARY                        THOMAS A. HALE, ESQ.
             VAN KAMPEN INVESTMENTS INC.                 SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
           1 PARKVIEW PLAZA, PO BOX 5555,                                333 WEST WACKER
        OAKBROOK TERRACE, ILLINOIS 60181-5555                        CHICAGO, ILLINOIS 60606
       (Name and Address of Agent for Service)

                             ---------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE FOLLOWING EFFECTIVENESS OF THIS REGISTRATION STATEMENT. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON JUNE 24, 2002 PURSUANT TO RULE 488.

     TITLE OF SECURITIES BEING REGISTERED: COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE. THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS COMMON SHARES OF BENEFICIAL INTEREST BASED ON SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND IS IN A CONTINUOUS OFFERING OF SUCH SHARES UNDER AN EFFECTIVE REGISTRATION STATEMENT (FILE NOS. 2-90482 AND 811-4003). NO FILING FEE IS DUE HEREWITH BECAUSE OF RELIANCE ON SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement is organized as follows:

     -- Questions and Answers to Shareholders of Van Kampen U.S. Government
        Trust for Income

     -- Notice of Special Meeting of Shareholders of Van Kampen U.S. Government
        Trust for Income

     -- Prospectus/Proxy Statement regarding the proposed Reorganization of Van
        Kampen U.S. Government Trust for Income into Van Kampen Government Securities Fund

     -- Prospectus of Van Kampen Government Securities Fund

     -- Statement of Additional Information regarding the proposed
        Reorganization of Van Kampen U.S. Government Trust for Income into Van Kampen Government Securities Fund

     -- Part C Information

     -- Exhibits

                                --  JULY 2002  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              TO SHAREHOLDERS OF:
                           VAN KAMPEN U.S. GOVERNMENT
                                TRUST FOR INCOME
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
  We recommend that you read the complete Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.
---------------------------------------
Q
       WHY IS A SHAREHOLDER MEETING BEING HELD?
A      You are being asked to vote
on a reorganization (the "Reorganization") of Van Kampen U.S. Government Trust for Income (the "Target Fund") into Van Kampen Government Securities Fund (the "Acquiring Fund"), a fund that pursues a similar investment objective.
Q
       WHY IS THE REORGANIZATION BEING RECOMMENDED?
A      The purpose of the proposed
Reorganization is to permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.
Q
       HOW WILL THE REORGANIZATION AFFECT ME?
A      Assuming shareholders of the
Target Fund approve the Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund equal in value at the time of issuance to your shares of the Target Fund.
Q
       WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?
A      You will pay no sales loads or
commissions in connection with the Reorganization. The costs associated with the proposed Reorganization, including the costs associated with the shareholder meeting, will be borne by the Target Fund. As more fully discussed in the combined Prospectus/ Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the Acquiring Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.

Q
       HOW DO ADVISORY AND OTHER OPERATING FEES PAID BY THE ACQUIRING FUND COMPARE TO THOSE PAYABLE BY THE TARGET FUND?
A      Management of the funds
anticipates that, as a result of the Reorganization, shareholders of the Target Fund would be subject to lower investment advisory fees and lower total operating expenses as a percentage of net assets.
Q
       WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE ACQUIRING FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?
A      If the Reorganization is
approved, your interest in shares of the Target Fund automatically will be converted into shares of the Acquiring Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund equal in value to your class of shares of the Target Fund. Holders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund; holders of Class B shares of the Target Fund will receive Class B shares of the Acquiring Fund; and holders of Class C shares of the Target Fund will receive Class C shares of the Acquiring Fund. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).
Q
       WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?
A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt solely of the shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Acquiring Fund or as a result of its liquidation.
Q
       WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE TARGET FUND BEFORE THE REORGANIZATION TAKES PLACE?
A      If you choose to redeem or
exchange your shares of the Target Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction.

Q
       WHERE DO I MAIL MY VOTING INSTRUCTION CARD?
A      You may use the enclosed
postage-paid envelope to mail your proxy card to:

       Proxy Tabulator
       61 Accord Park Drive
       Norwell, MA 02061

Q
       WHERE DO I CALL IF I HAVE QUESTIONS ABOUT THIS PROSPECTUS/PROXY
       STATEMENT?
A      We will be happy to answer
your questions about the proxy solicitation. Please call us at 1-800-847-2424 between 7:30 a.m. and

5:00 p.m., Central time, Monday through Friday. Telecommunication Device for the Deaf users may call 1-800-421-2833.

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain".

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                                           PROXY
VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                   FOR  AGAINST  ABSTAIN
1.   The proposal to approve the Agreement and Plan of             [ ]    [ ]      [ ]
     Reorganization.

Please be sure to sign and date this Proxy. Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                SAMPLE

                        VAN KAMPEN U.S. GOVERNMENT TRUST
                                   FOR INCOME
                               1 PARKVIEW PLAZA,
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                                 (800) 847-2424

                           NOTICE OF SPECIAL MEETING
                                AUGUST 28, 2002

  A Special Meeting of shareholders of Van Kampen U.S. Government Trust for Income will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on August 28, 2002 at 3:30 p.m. (the "Special Meeting"), for the following purposes:

    (1) To approve an Agreement and Plan of Reorganization pursuant to which the Van Kampen U.S. Government Trust for Income would (i) transfer all of its assets to the Van Kampen Government Securities Fund in exchange solely for Class A, B and C shares of beneficial interest of the Van Kampen Government Securities Fund and the Van Kampen Government Securities Fund's assumption of the liabilities of the Van Kampen U.S. Government Trust for Income, (ii) distribute such shares of the Van Kampen Government Securities Fund to the holders of shares of the Van Kampen U.S. Government Trust for Income and (iii) be dissolved.

    (2) To transact such other business as may properly come before the Special Meeting.

  Shareholders of record as of the close of business on May 29, 2002 are entitled to vote at the Special Meeting or any adjournment thereof.

                                       For the Board of Trustees,

                                       Sara L. Badler
                                       Assistant Secretary

June 24, 2002

                             ---------------------

                      PLEASE VOTE PROMPTLY BY SIGNING AND
                         RETURNING THE ENCLOSED PROXY.
                             ---------------------

                           PROSPECTUS/PROXY STATEMENT

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

  This Prospectus/Proxy Statement is being furnished to shareholders of Van Kampen U.S. Government Trust for Income (the "Target Fund") and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on August 21, 2002 at 3:00 p.m. and at any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on May 29, 2002 are entitled to vote at the Special Meeting or any adjournment thereof. The purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the Target Fund (the "Reorganization") into the Van Kampen Government Securities Fund (the "Acquiring Fund"). The Reorganization would result in shareholders of the Target Fund in effect exchanging their Class A, B and C Shares of the Target Fund for corresponding Class A, B and C Shares of the Acquiring Fund. The purpose of the Reorganization is to permit shareholders of the Target Fund to (i) achieve certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

  Each of the Acquiring Fund and the Target Fund is an open-end management investment company. The investment objective of the Acquiring Fund is to provide investors with high current return consistent with preservation of capital. The investment objective of the Target Fund is to provide investors with a high level of current income. The investment objective of the Target Fund is similar to the investment objectives of the Acquiring Fund and the funds employ similar investment policies and practices in seeking to achieve their respective investment objectives. There can be no assurance that either fund will achieve its investment objectives. The address, principal executive office and telephone number of the funds is 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, (630) 684-6000 or (800) 847-2424. The enclosed proxy and this
Prospectus/Proxy Statement are first being sent to Target Fund shareholders on or about July 1, 2002.

                             ---------------------

  Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                             ---------------------

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Class A, B or C Shares of the Acquiring Fund) and constitutes an offering of Class A, B and C Shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated June 24, 2002, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Acquiring Fund Prospectus") and Statement of Additional Information containing additional information about the Acquiring Fund, each dated January 28, 2002 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the Acquiring Fund Prospectus accompanies this Prospectus/Proxy Statement. A Prospectus (the "Target Fund Prospectus") and Statement of Additional Information containing additional information about the Target Fund, each dated January 28, 2002 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the Acquiring Fund or the Target Fund at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN INVESTOR SERVICES INC. BY CALLING (800) 847-2424 OR BY WRITING THE RESPECTIVE FUND AT THE ADDRESS SHOWN ABOVE.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  The Acquiring Fund and the Target Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Acquiring Fund and the Target Fund can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC, 20549-0102 or on the EDGAR database on the SEC's internet site (http://www.sec.gov).

  The date of this Prospectus/Proxy Statement is June 24, 2002.

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
THE PROPOSED REORGANIZATION.........................................      4
A.      SUMMARY.....................................................      4
          The Reorganization........................................      4
          Reasons for the Proposed Reorganization...................      5
          Comparison of the Acquiring Fund and the Target Fund......      6
B.      RISK FACTORS................................................     17
C.      THE PROPOSED REORGANIZATION.................................     18
          Terms of the Agreement....................................     18
          Description of Securities to be Issued....................     19
          Continuation of Shareholder Accounts and Plans; Share
          Certificates..............................................     20
          Federal Income Tax Consequences...........................     20
          Expenses..................................................     22
          Legal Matters.............................................     22
D.      RECOMMENDATION OF THE BOARD.................................     22
OTHER INFORMATION...................................................     23
A.      SHAREHOLDERS OF THE ACQUIRING FUND AND THE TARGET FUND......     23
B.      SHAREHOLDER PROPOSALS.......................................     24
VOTING INFORMATION AND REQUIREMENTS.................................     25

                          THE PROPOSED REORGANIZATION

A. SUMMARY

  The following is a summary of, and is qualified by reference to, the more complete information contained in this Prospectus/Proxy Statement and the information attached hereto or incorporated herein by reference. As discussed more fully below and elsewhere in this Prospectus/Proxy Statement, the Board of Trustees of the Target Fund (the "Target Fund Board") believes the proposed Reorganization (as defined herein) is in the best interests of shareholders of the Target Fund. As a result of the Reorganization, shareholders of the Target Fund would acquire an interest in the Acquiring Fund.

  Shareholders should read the entire Prospectus/Proxy Statement carefully together with (i) the Acquiring Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement and (ii) the Target Fund Prospectus incorporated herein by reference. This Prospectus/Proxy Statement constitutes an offering of Class A, B and C Shares of the Acquiring Fund only.

THE REORGANIZATION

  This Prospectus/Proxy Statement is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the "Agreement"). The Agreement provides that the Target Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for Class A, B and C Shares of beneficial interest of the Acquiring Fund and the Acquiring Fund's assumption of the liabilities of the Target Fund, (ii) distribute to each shareholder of the Target Fund shares of the respective class of shares of the Acquiring Fund equal in value to the shareholder's existing shares of the Target Fund and (iii) dissolve pursuant to a plan of liquidation and dissolution promptly following the Closing (as defined herein) (collectively, the "Reorganization").

  The Target Fund Board has determined that the Reorganization is in the best interests of shareholders of each class of shares of the Target Fund and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board") has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of each class of shares of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

  The Target Fund Board is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on August 28, 2002. If shareholders of the Target Fund approve the Reorganization, it is expected that the Closing will be after the close of business on or about September 6, 2002, but it may be at a different time as described herein.

  THE TARGET FUND BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE TARGET FUND. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

  The Target Fund Board believes that the proposed Reorganization would be in the best interests of the shareholders of the Target Fund because it would permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the Acquiring Fund's larger net asset size and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds, and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs. In determining whether to recommend approval of the Reorganization to shareholders of the Target Fund, the Target Fund Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Target Fund and the Acquiring Fund before the Reorganization and the estimated expense ratios of the Acquiring Fund after the Reorganization; (ii) the comparative investment performance of the Target Fund and the Acquiring Fund; (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of Target Fund shareholder interests; (iv) the advantages of eliminating duplication of effort in marketing funds having similar investment objectives in addition to the economies of scale potentially realized through the combination of the two funds; (v) the compatibility of the funds' investment objectives; (vi) the compatibility of the funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the costs estimated to be incurred by the Target Fund as a result of the Reorganization; (ix) the future growth prospects of the Target Fund; and (ix) the anticipated tax consequences of the Reorganization. In this regard, the Target Fund Board reviewed information provided by Van Kampen Asset Management Inc. (the "Adviser"), investment adviser to both the Target Fund and the Acquiring Fund, and Van Kampen Investments Inc., the parent corporation of the Adviser ("Van Kampen"), relating to the anticipated impact to the shareholders of the Target Fund as a result of the Reorganization. The Target Fund Board considered the probability that the elimination of duplicative operations and the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the Target Fund, although there can, of course, be no assurances in this regard:

  (1) Achievement of Economies of Scale and Reduced Per Share Expenses. Combining the net assets of the Target Fund with the assets of the

Acquiring Fund should lead to reduced total operating expenses for shareholders of the Target Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. The Acquiring Fund also pays lower investment advisory fees than the Target Fund. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders of the Target Fund. Management anticipates that the reorganization would have no or only a de minimis effect upon current shareholders of the Acquiring Fund.

  (2) Elimination of Separate Operations. Consolidating the Target Fund and the Acquiring Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the Target Fund with those of the Acquiring Fund should promote more efficient operations on a more cost-effective basis.

  (3) Benefits to the Portfolio Management Process. The larger net asset size of the Acquiring Fund generally permits it to purchase larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and provide the opportunity for greater portfolio diversity.

  Based upon these and other factors, the Target Fund Board unanimously determined that the Reorganization is in the best interests of the shareholders of the Target Fund.

COMPARISON OF THE ACQUIRING FUND AND THE TARGET FUND

  INVESTMENT OBJECTIVES AND POLICIES. The Target Fund and the Acquiring Fund (each a "Fund" and together, the "Funds") have similar investment objectives. The investment objective of the Target Fund is to provide investors with a high level of current income. The investment objective of the Acquiring Fund is to provide investors with high current return consistent with preservation of capital.

  The Acquiring Fund seeks to achieve its investment objective by investing substantially all of its total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government. The Target Fund seeks to achieve its investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government.

  Under normal circumstances, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumen-talities and repurchase agreements fully collateralized by U.S. government securities. Under normal market conditions, the Acquiring Fund may invest up to 20% of its total assets in certain government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government and privately issued certificates representing "stripped" U.S. government or mortgage-related securities.

  The Target Fund may invest up to 20% of its net assets in high-quality debt securities issued by foreign governments and their political subdivisions, agencies and instrumentalities or supranational issuers and certain other high-quality debt securities which are not U.S. government securities but which are rated at the time of purchase within the two highest grades assigned by Standard and Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") or another nationally recognized statistical rating organization ("NRSRO") or unrated debt securities considered by the Fund's investment adviser to be of comparable quality. While neither Fund has a policy limiting the maturities of the individual debt securities in which it may invest, the Fund's Adviser seeks to moderate market risk by generally maintaining a portfolio duration of three to eight years for the Acquiring Fund and two to six years for the Target Fund.

  Each Fund may, but is not required to, use various investment strategic transactions including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Adviser concerning the securities markets. Each Fund may engage in options transactions on securities, indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. Each Fund is authorized to purchase and sell listed and over-the-counter options. Each Fund may enter into contracts for the purchase or sale for future delivery of debt securities or contracts based on financial indices including any index of U.S. government securities or foreign government securities (futures contracts) and may purchase and write put and call options to buy or sell futures contracts (options on futures contracts). Each Fund also may, but is not required to, enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars.

  Each Fund may purchase and sell debt securities on a "when-issued" or "delayed delivery" basis. For cash management purposes, each Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. The Acquiring Fund may invest up to 10% of its net assets in illiquid securities and certain restricted securities. The Target Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. The Acquiring Fund may lend its portfolio securities in an amount up to 10% of the Fund's total assets to brokers-dealers, banks and other institutional borrowers of securities. The Target Fund may lend its portfolio securities in an amount up to 33 1/3 % of the Fund's total assets to brokers-dealers, banks and other institutional borrowers of securities.

  INVESTMENT ADVISER. Van Kampen Asset Management Inc. serves as investment adviser to each of the Funds. The Adviser is a wholly owned subsidiary of Van Kampen. Van Kampen is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $74 billion under management or supervision as of March 31, 2002. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of each of the Funds (the "Distributor"), is also a wholly owned subsidiary of Van Kampen. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

  Each of the Acquiring Fund and the Target Fund is managed by the Adviser's High Grade team. The team is made up of established investment professionals. Current members of the team include W. David Armstrong, a Managing Director of the Adviser, Paul F. O'Brien, an Executive Director of the Adviser and David Horowitz, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

  ADVISORY AND OTHER FEES. The contractual advisory fees of the Acquiring Fund and the Target Fund are set forth below. Each of the Funds is obligated to pay the Adviser a monthly fee based on its average daily net assets.

  The Acquiring Fund's contractual advisory fee is as follows:

AVERAGE DAILY NET ASSETS                                  % PER ANNUM
------------------------                                ---------------
First $1 billion......................................           0.540%
Next $1 billion.......................................           0.515%
Next $1 billion.......................................           0.490%
Next $1 billion.......................................           0.440%
Next $1 billion.......................................           0.390%
Next $1 billion.......................................           0.340%
Next $1 billion.......................................           0.290%
Over $7 billion.......................................           0.240%

  Applying this fee schedule, the Acquiring Fund paid the Adviser an advisory fee at the effective rate of 0.53% of the Acquiring Fund's average net assets for the Acquiring Fund's fiscal period ended March 31, 2002.

  The Target Fund's contractual advisory fee is as follows:

AVERAGE DAILY NET ASSETS                                % PER ANNUM
------------------------                              ----------------
First $500 million..................................            0.600%
Next $500 million...................................            0.550%
Over $1 billion.....................................            0.500%

  During the Target Fund's fiscal period ended March 31, 2002, the contractual advisory fees were 0.60% of the Target Fund's net assets.

  The Adviser retains the right from time to time to waive all or a portion of its management fee or to reimburse the respective Fund for all or a portion of its other expenses. For a complete description of each Fund's advisory services, see the section of the Fund's Prospectus entitled "Investment Advisory Services" and the section of the Acquiring Fund Statement of Additional Information entitled "Investment Advisory Agreement".

  The total operating expenses of the Acquiring Fund for the fiscal period ended
March 31, 2002 (on an annualized basis) were     % of the average daily net
assets for Class A Shares and     % of the average daily net assets for Class B
Shares and Class C Shares.

  The total operating expenses of the Target Fund for the fiscal period ended
March 31, 2002 (on an annualized basis) were     % of average daily net assets
for Class A Shares and     % of average daily net assets for Class B Shares and
Class C Shares.

  The Acquiring Fund and the Target Fund have adopted substantially identical distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have adopted substantially identical service plans (the "Service Plans"). Both the Acquiring Fund and the Target Fund can pay up to 0.25% of their respective average daily net assets attributable to Class A Shares for distribution-related expenses and for the provision of ongoing services to shareholders. Both the Acquiring Fund and the Target Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B Shares and Class C Shares for reimbursement of certain distribution-related expenses. In addition, both the Acquiring Fund and the Target Fund can pay up to 0.25% of the respective average daily net assets attributable to Class B Shares and Class C Shares for the provision of ongoing services to shareholders. The distributor of both the Acquiring Fund's shares and the Target Fund's shares is Van Kampen Funds Inc. (the "Distributor"), a subsidiary of Van Kampen. For a complete description of these arrangements with respect to each Fund, see the section of each Fund's Prospectus entitled "Purchase of Shares" and the section of the Statement of Additional Information entitled "Distribution and Service".

                        FEE AND EXPENSE COMPARISON TABLE

EXPENSES. The table below sets forth the fees and expenses that investors may pay to buy and hold shares of the Funds including (i) the fees and expenses paid by the Acquiring Fund for the fiscal period ended March 31, 2002 (ii) the fees and expenses paid by the Target Fund for the fiscal period ended March 31, 2002 and (iii) pro forma fees and expenses for the combined fund.

                                              CLASS A SHARES                        CLASS B SHARES
                                    -----------------------------------   -----------------------------------
                                    ACQUIRING   TARGET   ACQUIRING FUND   ACQUIRING   TARGET   ACQUIRING FUND
                                      FUND       FUND      PRO FORMA        FUND       FUND      PRO FORMA
                                    ---------   ------   --------------   ---------   ------   --------------
SHAREHOLDER TRANSACTION EXPENSES
 (fees paid directly from your
 investment)
Maximum sales charge (load) imposed
 on purchases (as a percentage of
 offering price)...................   4.75%(1)  4.75%(1)     4.75%(1)        None      None         None
Maximum deferred sales charge (as a
 percentage of the lesser of the
 original purchase price or
 redemption proceeds)..............    None(2)   None(2)      None(2)       4.00%(3)  4.00%(3)     4.00%(3)
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from
 Fund assets)
Management fees....................    0.53      0.60         0.53           0.53      0.60         0.53
Distribution and/or service (12b-1)
 fees(5)...........................    0.25      0.25         0.25           1.00(6)   1.00(6)      1.00(6)
Other expenses.....................    0.21      0.36         0.21           0.23      0.37         0.21
                                      -----     -----        -----          -----     -----        -----
Total annual Fund operating
 expenses..........................   0.99%     1.21%        0.99%          1.76%     1.97%        1.74%
                                      -----     -----        -----          -----     -----        -----

                                               CLASS C SHARES
                                     -----------------------------------
                                     ACQUIRING   TARGET   ACQUIRING FUND
                                       FUND       FUND      PRO FORMA
                                     ---------   ------   --------------
SHAREHOLDER TRANSACTION EXPENSES
 (fees paid directly from your
 investment)
Maximum sales charge (load) imposed
 on purchases (as a percentage of
 offering price)...................     None      None         None
Maximum deferred sales charge (as a
 percentage of the lesser of the
 original purchase price or
 redemption proceeds)..............    1.00%(4)  1.00%(4)     1.00%(4)
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from
 Fund assets)
Management fees....................     0.60      0.60         0.53
Distribution and/or service (12b-1)
 fees(5)...........................     1.00(7)   1.00(6)      1.00(6)
Other expenses.....................     0.23      0.37         0.21
                                       -----     -----        -----
Total annual Fund operating
 expenses..........................    1.76%     1.97%        1.74%
                                       -----     -----        -----

Notes to Expense Comparison Table

(1) Reduced on purchases of $100,000 and over. Class A Shares of the Acquiring Fund received pursuant to the Reorganization will not be subject to a sales charge upon purchase.

(2) Investments of $1,000,000 or more are not subject to any sales charge at the time of purchase but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of purchase.

(3) Class B Shares of each Fund are subject to a contingent deferred sales charge equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first or second year after purchase, which charge is reduced to zero after a five year period as follows: Year 1 -- 4.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; and Year 6 -- 0.00%.

(4) Class C Shares of each Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed in the first year after purchase and 0.00% thereafter.

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares.

(6) Because distribution and/or service (12b-1) fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXAMPLE. The following examples are intended to help you compare the costs of investing in the Acquiring Fund, both before and pro forma after the Reorganization, with the costs of investing in the Target Fund. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investments each have a 5% return each year and that each Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                              CLASS A SHARES                        CLASS B SHARES
                                    -----------------------------------   -----------------------------------
                                    ACQUIRING   TARGET   ACQUIRING FUND   ACQUIRING   TARGET   ACQUIRING FUND
                                      FUND       FUND      PRO FORMA        FUND       FUND      PRO FORMA
                                    ---------   ------   --------------   ---------   ------   --------------
Expense example of total operating
 expenses assuming redemption at
 the end of the period
 One year..........................  $  571     $  592       $  571        $  579     $  600       $  577
 Three years.......................     775        844          775           854        918          848
 Five years........................     996      1,108          996         1,104      1,272        1,094
 Ten years.........................   1,629      1,870        1,629         1,872      2,100        1,853
Expense example of total operating
 expenses assuming no redemption at
 the end of the period
 One year..........................  $  571     $  542       $  571        $  179     $  200       $  177
 Three years.......................     775        841          775           554        618          548
 Five years........................     996      1,108          996           954      1,062          944
 Ten years.........................   1,629      1,870        1,629         1,870      2,100        1,853

                                               CLASS C SHARES
                                     -----------------------------------
                                     ACQUIRING   TARGET   ACQUIRING FUND
                                       FUND       FUND      PRO FORMA
                                     ---------   ------   --------------
Expense example of total operating
 expenses assuming redemption at
 the end of the period
 One year..........................   $  279     $  300       $  277
 Three years.......................      554        618          548
 Five years........................      954      1,062          944
 Ten years.........................    2,073      2,286        2,052
Expense example of total operating
 expenses assuming no redemption at
 the end of the period
 One year..........................   $  179     $  200       $  177
 Three years.......................      554        618          548
 Five years........................      954      1,062          944
 Ten years.........................    2,073      2,296        2,052

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

  DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. Both the Acquiring Fund and the Target Fund offer three classes of shares. The Class A Shares of each Fund are subject to an initial sales charge of up to 4.75%. The initial sales charge applicable to Class A Shares of the Acquiring Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Acquiring Fund after the Reorganization will be subject to an initial sales charge of up to 4.75%, excluding Class A Shares purchased through the dividend reinvestment plan. Purchases of Class A Shares of each Fund in amounts of $1,000,000 or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within the first year after purchase. No contingent deferred sales charge will be imposed on Class A Shares of the Target Fund in connection with the Reorganization.

  The Class B Shares of each Fund do not incur a sales charge when they are purchased, but generally are subject to a contingent deferred sales charge of 4.00%, if redeemed within the first or second year after purchase, which charge is reduced to zero after a six year period. The deferred sales charge schedules for the Funds are identical.

  The Class C Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% if redeemed within the first year after purchase.

  No contingent deferred sales charge will be imposed on Class B Shares or Class C Shares of the Target Fund in connection with the Reorganization. The holding period and conversion schedule for Class B Shares or Class C Shares of the Acquiring Fund received in connection with the Reorganization will be measured from the earlier time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased such shares from any other fund advised by the Adviser and distributed by the Distributor and subsequently exchanged them for shares of the Target Fund.

  Shares of each Fund may be purchased by check, by electronic transfer, by bank wire and by exchange from certain other funds advised by the Adviser or Van Kampen Investment Advisory Corp. and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of the Acquiring Fund, see the sections of the Acquiring Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege." For a complete description regarding purchase of shares and exchange of shares of the Target Fund, see the sections of the Target Fund Prospectus entitled "Purchase of Shares" and "Shareholder Services--Exchange Privilege".

  Shares of each Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable contingent deferred sales charge). Shares of each Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of either Fund attempts to redeem shares within a short time after they have been purchased by check, the respective Fund may delay payment of the redemption proceeds until such Fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

  No further purchases of the shares of the Target Fund may be made after the date on which the shareholders of the Target Fund approve the Reorganization, and the stock transfer books of the Target Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the Target Fund. Redemption requests or transfer instructions received by the Target Fund after that date will be treated by the Target Fund as requests for the redemption or instructions for the transfer of the shares of the Acquiring Fund credited to the accounts of the shareholders of the Target Fund. Redemption requests or transfer instructions received by the Target Fund after the close of business on the day prior to the date of Closing will be forwarded to the Acquiring Fund. For a complete description of the redemption arrangements for each Fund, see the section of each Fund's Prospectus entitled "Redemption of Shares."

  CAPITALIZATION. The following table sets forth the capitalization of the Acquiring Fund and the Target Fund as of March 31, 2002, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                   CAPITALIZATION TABLE AS OF MARCH 31, 2002

                                                                  ACQUIRING FUND
                                   ACQUIRING FUND   TARGET FUND   PRO FORMA(1)(2)
                                   --------------   -----------   ---------------
NET ASSETS (IN THOUSANDS)
  Class A Shares.................    $1,295,581      $  69,928      $1,365,371
  Class B Shares.................       110,123         29,607         139,671
  Class C Shares.................        25,174         10,423          35,576
                                     ----------      ---------      ----------
         Total...................    $1,430,878      $ 109,958      $1,540,618
                                     ==========      =========      ==========
NET ASSET VALUE PER SHARE
  Class A Shares.................    $    10.10      $    7.90      $    10.10
  Class B Shares.................         10.08           7.89           10.08
  Class C Shares.................         10.06           7.89           10.06
SHARES OUTSTANDING (IN THOUSANDS)
  Class A Shares.................    $  128,271      $   8,853      $  135,181
  Class B Shares.................        10,922          3,752          13,853
  Class C Shares.................         2,503          1,321           3,537
                                     ----------      ---------      ----------
         Total...................    $  141,696      $  13,926      $  152,571
                                     ==========      =========      ==========
SHARES AUTHORIZED
  Class A Shares.................     Unlimited      Unlimited       Unlimited
  Class B Shares.................     Unlimited      Unlimited       Unlimited
  Class C Shares.................     Unlimited      Unlimited       Unlimited

---------------
(1) The pro forma net assets and net asset value per share reflect the payment of the reorganization expenses of approximately $218,000 by the Target Fund (allocated among the classes of approximately $193,200, $19,800 and $5,000 for Class A, Class B and Class C Shares, respectively).

(2) The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 6,909,600 Class A Shares, 2,951,400 Class B Shares and 1,034,100 Class C Shares reflecting the exchange of the assets and liabilities of the Target Fund for newly issued shares of the Acquiring Fund at the pro forma net asset value per share.

  PERFORMANCE INFORMATION. As a basis for evaluating each Fund's performance and risks, the tables below show how each Fund's performance compares with a broad-based market index that the Adviser believes is an appropriate benchmark for the Fund. Each Fund's performance figures listed below include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by either index. An investment cannot be made directly in either index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance of a Fund is not indicative of its future performance.

  In addition to before tax returns for each class of shares, the tables also show after tax returns for the Funds' Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Funds' Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

                                                                       PAST
                                                                     10 YEARS
  ACQUIRING FUND AVERAGE ANNUAL TOTAL RETURNS      PAST     PAST     OR SINCE
    FOR THE PERIODS ENDED DECEMBER 31, 2001       1 YEAR   5 YEARS   INCEPTION
  -------------------------------------------     ------   -------   ---------
Van Kampen Government
  Securities Fund -- Class A Shares
Return Before Taxes.............................  1.80%     5.53%      5.56%
Return After Taxes on Distributions.............
Return After Taxes on Distributions and Sale of
  Fund Shares...................................
Lehman Brothers Mutual Fund Government/Mortgage
  Index*........................................  7.71%     7.46%      7.14%
------------------------------------------------------------------------------
Van Kampen Government
  Securities Fund -- Class B Shares --
Return Before Taxes.............................  2.16%     5.54%    5.60%**
  Lehman Brothers Mutual Fund
    Government/Mortgage Index...................  7.71%     7.46%      7.14%
------------------------------------------------------------------------------
  Van Kampen Government Securities Fund -- Class
    C Shares --
Return Before Taxes.............................  5.08%     5.77%      4.92%(1)
  Lehman Brothers Mutual Fund
    Government/Mortgage Index...................  7.71%     7.46%      6.81%(1)

---------------
Inception date: (1) 3/10/93.

* The Lehman Brothers Mutual Fund Government/Mortgage Index is an unmanaged index comprised of U.S. government treasuries and agency mortgage-backed securities.

** The "Ten Year" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1,

   1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

                                                                    PAST
                                                                  10 YEARS
TARGET FUND AVERAGE ANNUAL TOTAL RETURNS      PAST      PAST      OR SINCE
FOR THE PERIODS ENDED DECEMBER 31, 2001      1 YEAR    5 YEARS    INCEPTION
----------------------------------------     ------    -------    ---------
Van Kampen U.S. Government Trust for
  Income -- Class A Shares
Return Before Taxes......................    2.23%      5.15%       5.09%(1)
Return After Taxes on Distributions......
Return After Taxes on Distributions and
  sales of Fund shares...................
Merrill Lynch U.S. Treasuries/Agencies,
  1-10 Yrs. Index........................    8.33%      7.06%       6.64%(1)
---------------------------------------------------------------------------
Van Kampen U.S. Government Trust for
  Income -- Class B Shares --
Return Before Taxes......................    2.38%      5.16%       5.10%(1)**
Merrill Lynch U.S. Treasuries/Agencies,
  1-10 Yrs. Index........................    8.33%      7.06%       6.64%(1)
---------------------------------------------------------------------------
Van Kampen U.S. Government Trust for
  Income -- Class C Shares --
Return Before Taxes......................    5.52%      5.43%       4.52%(2)
Merrill Lynch U.S. Treasuries/Agencies,
  1-10 Yrs. Index........................    8.33%      7.06%       6.33%(2)

-------------------------
Inception dates: (1) 11/2/92, (2) 4/12/93.

 * The Merrill Lynch U.S. Treasuries/Agencies, 1-10 Yrs. Index is an index which represents any securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with maturities of one to ten years.

** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

  OTHER SERVICE PROVIDERS. The transfer agent for each Fund is Van Kampen Investor Services Inc., a wholly owned subsidiary of Van Kampen. The custodian for each Fund is State Street Bank and Trust Company. The financial statements of each Fund contained in the Fund's annual report to shareholders for the fiscal year ended September 30, 2001, have been audited by Ernst & Young LLP ("Ernst & Young"), 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors. These financial statements are incorporated by reference into this Prospectus/Proxy

Statement. PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Funds' independent auditor effective May 25, 2000. The cessation of the client-auditor relationship between the Funds and PWC was based on a possible business relationship by PWC with an affiliate of the Adviser. The change in independent auditors was approved by the Funds' audit committees and the Funds' respective Boards of Trustees, including Trustees who are not "interested persons" of the Funds (as defined in the 1940
Act). Unaudited pro forma financial statements reflecting the Acquiring Fund -- Pro Forma after the proposed Reorganization are contained in the Statement of Additional Information dated June 24, 2002, relating to this Prospectus/Proxy Statement. A copy of either Fund's annual report may be obtained by writing to the Fund or by calling 1-800-341-2929.

B. RISK FACTORS

  The investment objectives and investment policies and practices of the Funds are similar. For a complete description of the risks of an investment in each Fund, see the sections in each Fund's Prospectus entitled "Risk/Return Summary" and "Investment Objectives, Policies, and Risks."

  While neither Fund has a policy limiting the maturities of the individual debt securities in which the Fund may invest, the Acquiring Fund generally maintains a portfolio duration of three to eight years, while the Target Fund generally maintains a portfolio duration of two to six years. The Acquiring Fund accordingly will be subject to greater market risk than the Target Fund to the extent that the Acquiring Fund invests in longer-term securities than the Target Fund. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer durations.

  The Target Fund may invest up to 20% of its net assets in high-quality debt securities issued by foreign governments and their political subdivisions, agencies and instrumentalities or supranational issuers and certain other high-quality debt securities which are not U.S. government securities but which are rated at the time of purchase within the two highest grades assigned by S&P or Moody's or another NRSRO or unrated debt securities considered by the Adviser to be of comparable quality. The Acquiring Fund does not ordinarily invest in securities of foreign issuers. Because the Target Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

  The Target Fund may lend its portfolio securities in an amount up to 33 1/3 % of the Fund's total assets to brokers-dealers, banks and other institutional borrowers of securities, whereas the Acquiring Fund may so lend only 10% of its total assets. There are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of such securities fail financially. Such risk is greater to the extent a Fund lends a greater portion of its total assets.

C. THE PROPOSED REORGANIZATION

  The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Acquiring Fund or the Target Fund at (800) 847-2424 and asking for the "Reorganization SAI".

TERMS OF THE AGREEMENT

  Pursuant to the Agreement, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund on the date of the Closing in consideration for Class A, B and C Shares of the Acquiring Fund.

  Subject to the Target Fund's shareholders approving the Reorganization, the closing (the "Closing") will occur within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Special Meeting or such later date as soon as practicable thereafter as the Acquiring Fund and the Target Fund may mutually agree.

  On the date of Closing, the Target Fund will transfer to the Acquiring Fund all of its assets and liabilities. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A, B and C Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the date of Closing, as determined in accordance with the valuation method described in the Acquiring Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains) as of such date.

  The Target Fund expects to distribute the Class A, B and C Shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing and then dissolve pursuant to a plan of dissolution adopted by the Board. The Target Fund will be deregistered as an investment company under the 1940 Act.

  The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business.

  Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

    1.  the approval of the Reorganization by the Target Fund's shareholders;

    2. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

    3. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

    4. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

    5. the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

    6. the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

  The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of Target Fund shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

  The Target Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund's shareholders (as described more fully in "THE PROPOSED REORGANIZATION -- Reasons for the Proposed Reorganization") and that the interests of the Target Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

  SHARES OF BENEFICIAL INTEREST. Beneficial interests in the Acquiring Fund being offered hereby are represented by transferable Class A, B and C Shares, par value $0.01 per share.

  VOTING RIGHTS OF SHAREHOLDERS. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote.

  The Acquiring Fund is an open-end management investment company registered with the SEC under the 1940 Act. Therefore, in addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under the 1940 Act, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions, the approval of advisory contracts, distribution contracts and certain distribution-related plans, and the ratification of the selection of independent accountants.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services and shareholder programs of the Acquiring Fund and the Target Fund are substantially identical. Shareholders of the Target Fund who are accumulating Target Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to Target Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Acquiring Fund Class A, B or C Shares received in the Reorganization through substantially identical plans maintained by the Acquiring Fund. Van Kampen Trust Company will continue to serve as custodian for the assets of Target Fund shareholders held in IRA accounts after the Reorganization. Such IRA investors will be sent appropriate documentation to confirm Van Kampen Trust Company's custodianship.

  It will not be necessary for shareholders of the Target Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Target Fund, such certificates will become null and void. However, Target Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

FEDERAL INCOME TAX CONSEQUENCES

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws (such as non-U.S. persons, banks and other financial institutions, insurance companies, tax-exempt organizations, dealers in stocks, securities or other financial instruments and holders who acquired shares of the Target Fund as compensation). No advance ruling has been or will be sought from the IRS regarding any matter relating to the Reorganization. Thus, no assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to each Fund ("Skadden Arps"), dated as of the Closing date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of the assets of the Target Fund in exchange solely for the Class A, B or C Shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund.

    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the Class A, B or C Shares of the Acquiring Fund pursuant to the Reorganization.

    - The aggregate tax basis of the Class A, B or C Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor.

    - The holding period of the Class A, B or C Shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Target Fund.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

EXPENSES

  The expenses of the Reorganization generally will be borne by the Target Fund in the event the Reorganization is completed due to the fact that the Target Fund is expected to receive most of the benefits of the Reorganization. Management believes that shareholders of the Target Fund and the Acquiring Fund will benefit from the Reorganization due to anticipated decreases in operating expenses of each Fund and the Adviser will benefit from operational efficiencies of the combined Fund. See the "Fee and Expense Comparison Table" above. Management of the Target Fund and the Acquiring Fund estimates total Reorganization costs of approximately $218,000. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The Acquiring Fund Board and the Target Fund Board have reviewed and approved the foregoing arrangements with respect to expenses and other charges relating to the Reorganization.

  As noted above, shareholders of the Target Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. See "Distribution, Purchase, Valuation, Redemption and Exchange of Shares" above. Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C Shares of the Acquiring Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to the Acquiring Fund and the Target Fund. Wayne
W. Whalen, a partner of Skadden Arps, is a Trustee of each Fund.

D. RECOMMENDATION OF THE BOARD

  The Target Fund Board has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of shareholders of each class of shares of the Target Fund. THE TARGET FUND BOARD RECOMMENDS VOTING "FOR" THE PROPOSED REORGANIZATION.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE ACQUIRING FUND AND THE
   TARGET FUND

  At the close of business on May 29, 2002 there were          Class A Shares,
         Class B Shares and          Class C Shares of the Acquiring Fund. As of
such date, the trustees and officers of the Acquiring Fund as a group own less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares except as follows:

                                     NUMBER       CLASS     PERCENTAGE
     SHAREHOLDER AND ADDRESS        OF SHARES   OF SHARES    OF CLASS
     -----------------------        ---------   ---------   ----------

  At the close of business on May 29, 2002, the record date with respect to the
Special Meeting, there were          Class A Shares,          Class B Shares and
         Class C Shares of the Target Fund. As of such date, the directors and officers of the Target Fund as a group own less than 1% of the outstanding shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record as much as 5% of the Class A, B or C Shares of the Target Fund except as follows:

                                      NUMBER       CLASS     PERCENTAGE
      SHAREHOLDER AND ADDRESS        OF SHARES   OF SHARES    OF CLASS
      -----------------------        ---------   ---------   ----------

B. SHAREHOLDER PROPOSALS

  As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund or the Target Fund should send such proposal to the respective Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                      VOTING INFORMATION AND REQUIREMENTS

  Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Target Fund does not utilize cumulative voting.

  Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy as recommended by the Board "FOR" approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) have the effect of a vote "AGAINST" the Reorganization proposal because the required vote is a majority of the outstanding shares. One-half of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

  APPROVAL OF THE REORGANIZATION WILL REQUIRE THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE TARGET FUND.

  In the event that sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the persons named in the proxy may propose and vote in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of a proposal to approve it, proxies would be voted in favor of adjournment only if the Board determined that adjournment and additional solicitation was reasonable and in the best interest of the shareholders of the Target Fund, taking into account the nature of the proposal, the percentage of the votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

  Proxies of shareholders of the Target Fund are solicited by the Target Fund Board. In order to obtain the necessary quorum at the Special Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser, Van Kampen, or by dealers or their representatives. In addition, such solicitation servicing may also be provided
by          , a solicitation firm located in             , at a cost estimated
to be approximately $         , plus reasonable expenses.

June 24, 2002

                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                       USGTI

                     VAN KAMPEN GOVERNMENT SECURITIES FUND
                        SUPPLEMENT DATED MARCH 28, 2002
                   TO THE CLASS A SHARES, CLASS B SHARES AND
                           CLASS C SHARES PROSPECTUS
                             DATED JANUARY 28, 2002

    The Prospectus is hereby supplemented as follows:

        The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES" is hereby amended by deleting Philip B. Rooney, effective March 27, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                   GOVT SPT 3/02
                                                                      29 129 229
                                                                        65082SPT

Van Kampen Government Securities Fund
 -------------------------------------------------------------------------------

Van Kampen Government Securities Fund's investment objective is to provide investors with high current return consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of its total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                   This Prospectus is dated JANUARY 28, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Policies and Risks....................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  14
Redemption of Shares........................................  20
Distributions from the Fund.................................  22
Shareholder Services........................................  22
Federal Income Taxation.....................................  25
Financial Highlights........................................  27

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with high current return consistent with preservation of capital.

                        PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government. The Fund's investment adviser purchases and sells securities for the Fund's portfolio with a view toward seeking a high level of current income based on the analysis and expectations of the Fund's investment adviser regarding interest rates and yield spreads between types of securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts , options on futures contracts, and interest rate swaps or other interest rate-related transactions, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell securities on a when-issued or delayed delivery basis.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. While the Fund has no policy limiting the maturities of its investments, the Fund's investment adviser seeks to maintain a portfolio duration of three to eight years. This means that the Fund is subject to greater market risk than a fund investing solely in shorter-term securities but is subject to lesser market risk than a fund investing solely in longer-term securities (see "Investment Objective, Policies and Risks" for an explanation of maturities and duration). The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional debt securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuations.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Credit risk is low for the Fund because it invests substantially all of its assets in U.S. government securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk.

PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

The Fund may invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

EXTENSION RISK. The prices of debt securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek current income

- Wish to add to their investment portfolio a fund that invests substantially all of its total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

[BAR GRAPH]

                                                                             ANNUAL RETURN
                                                                             -------------
1992                                                                              6.56
1993                                                                              8.15
1994                                                                             -4.26
1995                                                                             16.77
1996                                                                              1.90
1997                                                                              9.16
1998                                                                              8.29
1999                                                                             -3.02
2000                                                                             12.16
2001                                                                              6.84

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 5.18% (for the quarter ended September 30, 1998) and the lowest quarterly return for Class A Shares was -3.52% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Mutual Fund Government/Mortgage Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2001 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance of the Fund is not indicative of its future performance.

    AVERAGE ANNUAL
    TOTAL RETURNS                               PAST
    FOR THE                 PAST     PAST     10 YEARS
    PERIODS ENDED            1         5      OR SINCE
    DECEMBER 31, 2001       YEAR     YEARS    INCEPTION
-----------------------------------------------------------
    Van Kampen Government
    Securities Fund --
    Class A Shares         1.80%     5.53%      5.56%
    Lehman Brothers
    Mutual Fund
    Government/ Mortgage
    Index                  7.71%     7.46%      7.14%
............................................................
    Van Kampen Government
    Securities Fund --
    Class B Shares         2.16%     5.54%    5.60% **
    Lehman Brothers
    Mutual Fund
    Government/ Mortgage
    Index                  7.71%     7.46%      7.14%
............................................................
    Van Kampen Government
    Securities Fund --
    Class C Shares         5.08%     5.77%      4.92%(1)
    Lehman Brothers
    Mutual Fund
    Government/ Mortgage
    Index                  7.71%     7.46%      6.81%(1)
............................................................

Inception date: (1) 3/10/93.

* The Lehman Brothers Mutual Fund Government/Mortgage Index is an unmanaged index comprised of U.S. government treasuries and agency mortgage-backed securities.

** The "Ten Year" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."

The current yield for the thirty-day period ended September 30, 2001 is 4.74% for Class A Shares, 4.27% for Class B Shares and 4.29% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 341-2911 or through the internet at www.vankampen.com.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)      None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)     4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees              0.53%        0.53%        0.53%
.................................................................
Distribution and/or
service (12b-1) fees(5)      0.25%        1.00%(6)     1.00%(6)
.................................................................
Other expenses               0.24%        0.24%        0.24%
.................................................................
Total annual fund
operating expenses           1.02%        1.77%        1.77%
.................................................................

(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares--Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first and second year after purchase, declining thereafter as follows:

                         Year 1-4.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $574      $784       $1,011      $1,662
.....................................................................
Class B Shares           $580      $857       $1,109      $1,886*
.....................................................................
Class C Shares           $280      $557       $  959      $2,084
.....................................................................

You would pay the following expenses if you did not redeem your shares:

                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $574      $784       $1,011      $1,662
.....................................................................
Class B Shares           $180      $557       $  959      $1,886*
.....................................................................
Class C Shares           $180      $557       $  959      $2,084
.....................................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------

The Fund's investment objective is to provide investors with high current return consistent with preservation of capital. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance the Fund will achieve its investment objective.

The Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of the Fund's total assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in such securities and repurchase agreements fully collateralized by U.S. government securities. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Under normal market conditions, the Fund may invest up to 20% of its total assets in certain government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government and privately issued certificates representing "stripped" U.S. government or mortgage-related securities. While securities purchased for the Fund's portfolio may be issued or guaranteed by the U.S. government, the shares issued by the Fund to investors are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

The prices of debt securities generally vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to moderate market risk by generally maintaining a portfolio duration of three to eight years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment. The Fund invests in mortgage-related securities. The values of such securities tend to vary inversely with changes in prevailing interest rates, but also are more susceptible to prepayment risk and extension risk than other debt securities.

                                 UNDERSTANDING
                                   MATURITIES

   A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.

                  TERM       MATURITY LEVEL
---------------------------------------------------
             1-3 years       Short
....................................................
            4-10 years       Intermediate
....................................................
    More than 10 years       Long
....................................................

                                 UNDERSTANDING
                                    DURATION

   Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. While maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

The Fund may purchase debt securities at a premium over the principal or face value to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected as a decrease to interest income and thus in the Fund's net asset value. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

To hedge against changes in interest rates, the Fund may purchase or sell options, futures contracts, options on futures contracts, and interest rate swaps or other interest rate-related transactions. By using such instruments, the Fund seeks to limit its exposure to adverse interest rate changes, but the Fund also reduces its potential for capital appreciation on debt securities if interest rates decline. The purchase and sale of such instruments may result in a higher portfolio turnover rate than if the Fund had not purchased or sold such instruments.

                           U.S. GOVERNMENT SECURITIES

Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools. Interests in such pools may then be issued by private entities or also may be issued or guaranteed by an agency or instrumentality of the U.S. government. Interests in such pools are what this Prospectus calls "mortgage-related securities."

Mortgage-related securities include, but are not limited to, obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend amounts to FNMA up to certain specified limits, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of FNMA and FHLMC include those issued in principal only or interest only components.

The yield and payment characteristics of mortgage-related securities differ from traditional debt securities. Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans less fees paid to the guarantor and the servicer of such mortgage loans. The payments to the holders of mortgage-related securities (such as the Fund), like the payments on the underlying mortgage loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the holders of mortgage-related securities frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield-to-maturity of mortgage-related securities. The value of most mortgage-related securities, like traditional debt securities, tends to vary inversely with changes in prevailing interest rates. Mortgage-related securities, however, may benefit less than traditional debt securities from declining interest rates because a property owner is more likely to refinance a mortgage which bears a relatively high rate of interest during a period of declining interest rates. This means some of the Fund's higher yielding securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed. Alternatively, during periods of rising interest rates, mortgage-related securities are often more susceptible to extension risk (i.e., rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund, which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgaged-related securities which generally are held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. Real estate mortgage investment conduits ("REMICs") are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs and REMICs generally are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). U.S. government securities may include CMOs or REMICs issued or guaranteed by agencies or instrumentalities of the U.S. government.

                      OTHER GOVERNMENT-RELATED SECURITIES

The Fund may invest up to 20% of its assets in other government-related securities, including privately issued mortgage-related and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government and privately issued certificates representing stripped U.S. government or mortgage-related securities.

The Fund may invest in private mortgage-related securities ("Private Pass-Throughs") as opposed to mortgage-related securities issued or guaranteed by agencies or instrumentalities of the U.S. government, such as GNMA, FNMA, and FHLMC, only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a nationally recognized statistical rating agency ("NRSRO") or in any unrated debt security considered by the Fund's investment adviser to be of comparable quality. CMOs and REMICs issued by private entities and not directly guaranteed by any government agency or instrumentality are secured by the underlying collateral of the private issuer. The Fund will invest in such privately issued securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund intends to invest in privately issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a NRSRO.

The Fund may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Fund to be U.S. government securities. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a principal only security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. The Fund is required to distribute substantially all of its investment company taxable income each year and, to generate sufficient cash to make distributions of such income, the Fund may have to dispose of securities that it would otherwise continue to hold, which in some cases may be disadvantageous to the Fund.

Stripped mortgage-related securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of principal only securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. The Fund is required to distribute substantially all of its investment company taxable income each year and, to generate sufficient cash to make distributions of such income, the Fund may have to dispose of securities that it would otherwise continue to hold, which in some cases may be disadvantageous to the Fund. Such securities may involve greater risk than securities issued directly by the U.S. Government, its agencies or instrumentalities.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Fund follows established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Fund's limitation on investment in illiquid securities.

                        USING OPTIONS, FUTURES CONTRACTS
                        AND OPTIONS ON FUTURES CONTRACTS

The Fund may, but is not required to, use various investment strategic transactions including options, futures contracts and options on futures contracts, in several different ways depending upon the status of the Fund's investments and the expectations of the Fund's investment adviser concerning the securities markets. Although the Fund's investment adviser seeks to use these transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund can engage in options transactions on securities, indices or on futures contracts to attempt to manage the Fund's risk in advancing or declining markets. For example, the value of a put option generally increases as the value of the underlying security declines. Value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

The Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.

The Fund may enter into contracts for the purchase or sale for future delivery of debt securities or contracts based on financial indices including any index of U.S. government securities or foreign government securities (futures contracts) and may purchase and write put and call options to buy or sell futures contracts (options on futures contracts). A sale of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A purchase of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. These investment techniques generally are used to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date.

In certain cases, the options and futures contracts markets provide investment or risk management opportunities that are not available from direct investments in underlying securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures contract markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

A more complete discussion of options, futures contracts and options on futures contracts and their risks is contained in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

                           INTEREST RATE TRANSACTIONS

The Fund may, but is not required to, enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps, caps, floors and collars will be treated as illiquid securities for the purposes of the Fund's investment restriction limiting investment in illiquid securities. Besides liquidity, such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such transactions may involve commissions or other costs. A more complete discussion of interest rate transactions and their risks is contained in the Fund's Statement of Additional Information.

                            WHEN-ISSUED AND DELAYED
                              DELIVERY SECURITIES

The Fund may purchase and sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction. Should the other party fail to complete the transaction, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. The Fund maintains a segregated account (which is marked to market daily) of cash or liquid portfolio securities in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 10% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may lend its portfolio securities in an amount up to 10% of the Fund's total assets to brokers-dealers, banks and other institutional borrowers of securities to generate income on the loaned security and any collateral received. The Fund may incur lending fees and other costs in connection with securities lending and securities lending is subject to the risk of default by the other party.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

Investment
Advisory Services

 -------------------------------------------------------------------------------

THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $73 billion under management or supervision as of December 31, 2001. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $1 billion            0.540%
...................................................
    Next $1 billion             0.515%
...................................................
    Next $1 billion             0.490%
...................................................
    Next $1 billion             0.440%
...................................................
    Next $1 billion             0.390%
...................................................
    Next $1 billion             0.340%
...................................................
    Next $1 billion             0.290%
...................................................
    Over $7 billion             0.240%
...................................................

Applying this fee schedule, the effective advisory fee rate was .53% of the Fund's average daily net assets for the Fund's fiscal year ended September 30, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's High Grade team. The team is made up of established investment professionals. Current members of the team include W. David Armstrong, a Managing Director of the Adviser, Paul F. O'Brien, an Executive Director of the Adviser and David Horowitz, a Vice President of the Adviser. The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. U.S. government securities and related forward commitments are valued at the mean between the last reported bid and asked prices. Listed options are valued at the last reported sale price on the exchange on which such option is traded, or, if no sales are reported, at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available and any other assets are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Securities with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time until maturity, the investments are valued at amortized cost using the value of the investment on the 61st day. See the financial statements and notes thereto in the Fund's Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of

Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received on such shares from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT
                             DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

 (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly as dividends to shareholders all, or substantially all, of this net investment income. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liabilities for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that

Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.

The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.

Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Dividends paid by the Fund will be subject to such U.S. withholding tax, whereas interest income with respect to a direct investment in the underlying assets of the Fund by a foreign shareholder generally would not be subject to U.S. withholding tax. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------

    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge). The information for the fiscal years ended September 30, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended September 30, 1999, the nine month fiscal period ended September 30, 1998 and the fiscal years ended December 31, 1997 and 1996 has been audited by PricewaterhouseCoopers LLP. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                       CLASS A SHARES
                                                                                NINE MONTHS
                                              FISCAL YEAR ENDED                    ENDED            FISCAL YEAR ENDED
                                                SEPTEMBER 30,                  SEPTEMBER 30,           DECEMBER 31,
                                       2001          2000          1999            1998             1997          1996
      ---------------------------------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period..................     $9.77         $9.72        $10.64           $10.26          $10.05        $10.55
                                     --------      --------      --------         --------        --------      --------
       Net Investment Income.......      0.54          0.56          0.61             0.48            0.66          0.69
       Net Realized and Unrealized
         Gain/Loss.................      0.61          0.05         (0.90)            0.39            0.21         -0.50
                                     --------      --------      --------         --------        --------      --------
      Total from Investment
       Operations..................      1.15          0.61         (0.29)            0.87            0.87          0.19
      Less Distributions from and
       in Excess of Net Investment
       Income......................      0.51          0.56          0.63             0.49            0.66          0.69
                                     --------      --------      --------         --------        --------      --------
      Net Asset Value, End of the
       Period......................    $10.41         $9.77         $9.72           $10.64          $10.26        $10.05
                                     ========      ========      ========         ========        ========      ========
      Total Return.................    12.07%(b)      6.53%(b)     -2.71%(b)         8.62%*(b)       9.16%(b)      1.90%(b)
      Net Assets at End of the
       Period (In millions)........  $1,361.8      $1,389.6      $1,688.8         $1,933.8        $1,930.4      $2,156.4
      Ratio of Expenses to Average
       Net Assets(e)...............     1.02%         1.00%         1.02%            1.02%           1.03%         1.06%
      Ratio of Net Investment
       Income to Average Net
       Assets(e)...................     5.41%         5.91%         6.01%            6.30%           6.62%         6.88%
      Portfolio Turnover...........       65%          100%           94%             180%*           114%          271%

                                                             CLASS B SHARES
                                                                  NINE MONTHS
                                          FISCAL YEAR ENDED          ENDED       FISCAL YEAR ENDED
                                            SEPTEMBER 30,        SEPTEMBER 30,      DECEMBER 31,
                                     2001(A)   2000(A)   1999(A)    1998(A)      1997(A)     1996
      -----------------------------  --------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period..................   $9.76     $9.71    $10.63     $10.26        $10.05    $10.56
                                     ------     -----    ------     ------        ------    ------
       Net Investment Income.......    0.47      0.49      0.53       0.42          0.59      0.64
       Net Realized and Unrealized
         Gain/Loss.................    0.61      0.05     (0.89)      0.38          0.21     -0.53
                                     ------     -----    ------     ------        ------    ------
      Total from Investment
       Operations..................    1.08      0.54     (0.36)      0.80          0.80      0.11
      Less Distributions from and
       in Excess of Net Investment
       Income......................    0.44      0.49      0.56       0.43          0.59      0.62
                                     ------     -----    ------     ------        ------    ------
      Net Asset Value, End of the
       Period......................  $10.40     $9.76     $9.71     $10.63        $10.26    $10.05
                                     ======     =====    ======     ======        ======    ======
      Total Return.................  11.35%(c)  5.76%(c) -3.49%(c)     8.05%*(c)   8.27%(c)  1.17%(c)
      Net Assets at End of the
       Period (In millions)........  $104.9     $59.5     $93.9     $153.2        $199.2    $236.7
      Ratio of Expenses to Average
       Net Assets(e)...............   1.77%     1.75%     1.78%      1.78%         1.78%     1.82%
      Ratio of Net Investment
       Income to Average Net
       Assets(e)...................   4.66%     5.16%     5.24%      5.55%         5.87%     6.13%
      Portfolio Turnover...........     65%      100%       94%       180%*         114%      271%

                                                               CLASS C SHARES
                                                                      NINE MONTHS
                                           FISCAL YEAR ENDED             ENDED       FISCAL YEAR ENDED
                                             SEPTEMBER 30,           SEPTEMBER 30,      DECEMBER 31,
                                     2001(A)    2000(A)    1999(A)      1998(A)      1997(A)     1996
      -----------------------------  ----------------------------------------------------------------------
      Net Asset Value, Beginning of
       the Period..................   $9.74      $9.69     $10.61       $10.24        $10.03    $10.54
                                     ------      -----     ------       ------        ------    ------
       Net Investment Income.......    0.47       0.49       0.53         0.42          0.59      0.62
       Net Realized and Unrealized
         Gain/Loss.................    0.60       0.05      (0.89)        0.38          0.21     -0.51
                                     ------      -----     ------       ------        ------    ------
      Total from Investment
       Operations..................    1.07       0.54      (0.36)        0.80          0.80       .11
      Less Distributions from and
       in Excess of Net Investment
       Income......................    0.44       0.49       0.56         0.43          0.59      0.62
                                     ------      -----     ------       ------        ------    ------
      Net Asset Value, End of the
       Period......................  $10.37      $9.74      $9.69       $10.61        $10.24    $10.03
                                     ======      =====     ======       ======        ======    ======
      Total Return.................  11.27%(d)   5.78%(d)  -3.50%(d)     8.07%*(d)     8.28%(d)  1.18%(d)
      Net Assets at End of the
       Period (In millions)........   $25.6      $13.6      $18.7        $19.3         $16.4     $21.6
      Ratio of Expenses to Average
       Net Assets(e)...............   1.76%      1.75%      1.78%        1.78%         1.79%     1.82%
      Ratio of Net Investment
       Income to Average Net
       Assets(e)...................   4.67%      5.16%      5.25%        5.51%         5.87%     6.12%
      Portfolio Turnover...........     65%       100%        94%         180%*         114%      271%

     * Non-Annualized
    (a) Based on average month-end shares outstanding.
    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within the first year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
    (e) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

Board of Trustees

 -------------------------------------------------------------------------------

J. Miles Branagan               Jack E. Nelson
Jerry D. Choate                 Richard F. Powers, III*
Linda Hutton Heagy              Phillip B. Rooney
R. Craig Kennedy                Wayne W. Whalen*
Mitchell M. Merin*              Suzanne H. Woolsey

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - Investor Services 800-341-2911

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - Van Kampen Investments 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN GOVERNMENT SECURITIES FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Government Securities Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713
Boston, MA 02110-1713
Attn: Van Kampen Government Securities Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                JANUARY 28, 2002

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

Van Kampen
Government
Securities Fund

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                                                                   GOVT PRO 1/02
                                                                       65082 PRO
The Fund's Investment Company
Act File No. is 811-4003.

                     VAN KAMPEN GOVERNMENT SECURITIES FUND
                         1 PARKVIEW PLAZA, PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                                 (800) 847-2424

                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

                              DATED JUNE 24, 2002

                             ---------------------

     This Statement of Additional Information provides information about the Van Kampen Government Securities Fund (the "Acquiring Fund"), an open-end management investment company, in addition to information contained in the Prospectus/Proxy Statement of the Acquiring Fund, dated June 24, 2002, which also serves as the proxy statement of the Van Kampen U.S. Government Trust for Income (the "Target Fund"), an open-end management investment company, in connection with the issuance of Class A, B and C Shares of the Acquiring Fund to shareholders of the Target Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement (dated June 24, 2002) into which it has been incorporated by reference and which may be obtained by contacting the Acquiring Fund located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 (telephone no. (630) 684-6000 or
(800) 847-2424).

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganization.....................................   2
Additional Information About the Acquiring Fund.............   2
Additional Information About the Target Fund................   2
Financial Statements........................................   2

     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION

     The shareholders of the Target Fund are being asked to approve an acquisition of all the assets of the Target Fund solely in exchange for Class A, B and C Shares of the Acquiring Fund and the Acquiring Fund's assumption of the liabilities of the Target Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization by and between the Acquiring Fund and the Target Fund (the "Agreement"). A copy of the form of the Agreement is attached hereto as Appendix A.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Acquiring Fund, dated January 28, 2002, as supplemented, attached as Appendix B to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND

     Incorporated herein by reference in its entirety is the Statement of Additional Information of the Target Fund, dated January 28, 2002, attached as Appendix C to this Statement of Additional Information.

FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended September 30, 2001, which are included in Appendix B hereto, (ii) the unaudited financial statements of the Acquiring Fund for six months ended March 31, 2002 as included in Appendix D hereto (iii) the audited financial statements of the Target Fund for the fiscal year ended September 30, 2001 which are included in Appendix C hereto, and (iv) the unaudited financial statements of the Target Fund for the six months ended March 31, 2002 as included in Appendix E hereto.

PRO FORMA FINANCIAL STATEMENTS

     Incorporated herein by reference in their entirety are the unaudited pro forma financial statements reflecting the Acquiring Fund -- Pro Forma after the proposed Reorganization as included in Appendix F hereto.

                                                                      APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as of ________________, by and between Van Kampen Government Securities Fund (the "Acquiring Fund"), a diversified series of the Van Kampen Government Securities Fund, an open-end, management investment company (the "Government Trust"), Securities and Exchange Commission ("SEC") File No. 811-4003, and Van Kampen U.S. Government Trust for Income (the "Target Fund"), a diversified series of the Van Kampen U.S. Government for Income (the "U.S. Government Trust"), an open-end management investment company, SEC File No. 811-6724.


                                   WITNESSETH:

 WHEREAS, the Boards of Trustees of the Acquiring Fund (the "Acquiring Fund Board") and the Target Fund (the "Target Fund Board") have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Target Fund is in the best interests of the shareholders of each respective fund; and

 WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

 NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.

         A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the Closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) to the Acquiring Fund as more fully set forth on Schedule 1 hereto, and as amended from time to time prior to the Closing Date (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that on the Closing Date the Acquiring Fund will (i) deliver to the Target Fund, full and fractional Class A, Class B and Class C Shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund having aggregate net asset values in an amount equal to the aggre-gate dollar value of the Assets net of any liabilities of the Target Fund described in Section 3E hereof (the "Liabilities") determined pursuant to
Section 3A of this Agreement (collectively, the "Acquiring Fund Shares") and
(ii) assume all of the Target Fund's Liabilities. The calculation of full and fractional Class A, Class B and Class C Shares of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fee being imposed.

2. CLOSING OF THE TRANSACTION.

         CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1B hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A, Class B or Class C shares and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3. PROCEDURE FOR REORGANIZATION.

         A. VALUATION. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Target Fund.

         B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Acquiring

Fund (collectively the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, the cost of which shall be borne by the Van Kampen Investments Inc. ("Van Kampen") or a subsidiary or affiliate thereof.

         C. FAILURE TO DELIVER SECURITIES. If the Target Fund is unable to make delivery pursuant to Section 3B hereof to the Custodian of any of the Target Fund's securities for the reason that any of such securities purchased by the Acquiring Fund have not yet been delivered to it by the Target Fund's broker or brokers, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

         D. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of full and fractional Class A, Class B and Class C Shares of the Acquiring Fund then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Target Fund, certificates representing shares of beneficial interest of the Target Fund shall become null and void.

         E. LIABILITIES. The Liabilities shall include all of Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         F. EXPENSES. In the event that the transactions contemplated herein are consummated, the Target Fund agrees to pay (i) for the reasonable outside expenses for the transactions contemplated herein; including, but not by way of limitation, the preparation of the Acquiring Fund's Registration Statement on Form N-14 (the

"Registration Statement") and the solicitation of the Target Fund shareholder proxies; (ii) the Target Fund counsel's reasonable attorney's fees; and (iii) the cost of rendering the tax opinion, more fully referenced in Section 7F below. In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen Asset Management Inc.



         G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with Delaware and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. TARGET FUND'S REPRESENTATIONS AND WARRANTIES.

         The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

         A. ORGANIZATION. The Target Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

         B. REGISTRATION. The Target Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of beneficial interest of the Target Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended September 30, 2001, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4C and 4D which would materially affect the Target Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund's financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Target Fund's Prospectus, there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

         G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

         H. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         I. CORPORATE AUTHORITY. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Target Fund Board, and except for obtaining approval of the holders of the shares of the Target Fund, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Target Fund and constitutes the legal, valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         J. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) violate any provision of the Target Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as set forth in Schedule 2 to this Agreement,
(i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

         K. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

         (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

         (2) issued any option to purchase or other right to acquire shares of the Target Fund granted by the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Target Fund;

         (3) any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

         (4) any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

         (5) any amendment of the Target Fund's organizational documents; or

         (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

         L. TITLE. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

         M. PROSPECTUS/PROXY STATEMENT. The registration statement filed on Form N-14, File No. 33-_________, filed ___________, 2002 (the "Registration
Statement") and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as it relates to the Target Fund, in all material respects, to the applicable requirements of the applicable Federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

         N. TAX QUALIFICATION. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

         O. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

         P. TARGET FUND LIABILITIES. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5. THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES.

         The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

         A. ORGANIZATION. The Acquiring Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         B. REGISTRATION. The Acquiring Fund is registered under the 1940 Act as an open-end, management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended September 30, 2001, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5C and 5D which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

         F. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund

Prospectus and Statement of Additional Information there are no material agreements outstanding to which the Acquiring Fund is a party.

         G. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         H. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund Board, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund or (iii) result in a material violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as set forth in Schedule 3 to this Agreement, (i) no consent, approval, authorization, order or filing with notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

         J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

         K. SHARES OF THE ACQUIRING FUND: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities laws.

         L. SHARES OF THE ACQUIRING FUND: AUTHORIZATION. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Acquiring Fund and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Target Fund.

         M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

         N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5N apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

         O. TAX QUALIFICATION. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

6. COVENANTS.

         During the period from the date of this Agreement and continuing until the Closing Date the Target Fund and Acquiring Fund each agrees that (except as expressly contemplated or permitted by this Agreement):

         A. OTHER ACTIONS. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. GOVERNMENT FILINGS; CONSENTS. The Target Fund and Acquiring Fund shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate Secretary of State.

         C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934, as amended the ("Exchange Act") and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target

Fund which consent shall not unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

         D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

         E. SHAREHOLDERS MEETING. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Target Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. COORDINATION OF PORTFOLIOS. The Target Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Target Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         G. DISTRIBUTION OF THE SHARES. At Closing the Target Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund's shareholders and such that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants further that, pursuant to Section 3G, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring
Fund's transfer agent in the distribution of said shares.

         H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         L. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the proper officers and trustees of each party to this Agreement shall take all such necessary action.

         J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

         K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Target Fund, to render the tax opinion required herein.

         L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE TARGET FUND.

         The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Target Fund, of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Target Fund shall have received a certificate of the President or Vice President of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

         F. TAX OPINION. The Target Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         G. OPINION OF COUNSEL. The Target Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that: (i) the Acquiring Fund is existing in good standing under the laws of its state of organization; (ii) the Acquiring Fund is registered as an open-end, management investment company under the 1940 Act;
(iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund; (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund's organizational documents, or, to the knowledge of such counsel, violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund; (v) to their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached thereto, there is no pending or threatened litigation except as described therein; (vi) the Acquiring Fund's Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(b) the absence of which does not deprive the Target Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Target Fund, without loss to the Target Fund of any material benefit under the Agreement and without any material adverse effect on the Target Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of the state of organization or any state in which the Acquiring Fund is qualified to do business and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. OFFICER CERTIFICATES. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in
Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Acquiring Fund Board.

8. CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

         The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of beneficial interest of the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         F. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         G. OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Target Fund is duly formed and existing under the laws of its state of organization; (ii) the Target Fund is registered as an open-end, management investment company under the 1940 Act; (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund and this Agreement has been duly executed and delivered by the Target Fund and (assuming the Agreement is a valid and binding obligation of the other party thereto) is a valid and binding obligation of the Target Fund; (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated thereby contravene the Target Fund's organizational documents or, to its knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; (v) to its knowledge based solely on the certificate of an appropriate officer of the Target Fund attached thereto, there is no pending, or threatened litigation involving the Target Fund except as disclosed therein;
(vi) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Target Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the

Registration Statement applicable to the Target Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (vii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the U.S. Government Trust on behalf of the Target Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the Securities Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing; (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them;
(b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the state of organization or any state in which the Target Fund is qualified to do business and the federal laws of the United States which, in such counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. THE ASSETS. The Assets, as set forth in Schedule 1, as amended, shall consist solely of securities which are in conformity with the Acquiring Fund's investment objectives, policies and restrictions as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         I. SHAREHOLDER LIST. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

         J. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Target Fund Board and shareholders.

9. AMENDMENT, WAIVER AND TERMINATION.

         (A) The parties hereto may, by agreement in writing authorized by the respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund's shareholder approval thereof.

         (B) At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         (C) This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

         (i) by the mutual consents of the respective Boards of the Target Fund and the Acquiring Fund;

         (ii) by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (iii) by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (iv) by either the Target Fund or Acquiring Fund, if the Closing has not occurred on or prior to December 31, 2002 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date);

         (v) by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2002; or

         (vi) by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Target Fund's obligation to close, as set forth in
Section 7 of this Agreement; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2002.

10. REMEDIES.

         In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9(C), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11. SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

         A. SURVIVAL. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the Acquiring Fund's and the Target Fund's right to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

         B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten
(10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. SURVIVAL.

         The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13. NOTICES.

         All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Investment Advisory Corp., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook

Terrace, Illinois 60181-5555, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14. SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15. BOOKS AND RECORDS.

         The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Target Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three complete fiscal and tax years after the Closing Date; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16. GENERAL.

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts or choice of law.

17. LIMITATION OF LIABILITY.

  Consistent with the Acquiring Fund's and the Target Fund's Agreement and Declaration of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed by the Trustees of the Acquiring Fund on behalf of the Acquiring Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Fund individually but binding only upon the assets and property of the Target Fund or the Acquiring Fund as the case may be.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.




                                   VAN KAMPEN GOVERNMENT SECURITIES FUND,
                                   on behalf of its series, Van Kampen
                                   Government Securities Fund


                                   ---------------------------------
                                   A. Thomas Smith, III
                                   Vice President



Attest:
       ---------------------------
Sara L. Badler
Assistant Secretary


                                   VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME, on behalf of its series, Van Kampen
                                   U.S. Government Trust for Income


                                   ---------------------------------
                                   A. Thomas Smith, III
                                   Vice President

Attest:
       ------------------------------
Sara L. Badler
Assistant Secretary

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                                   VAN KAMPEN

                           GOVERNMENT SECURITIES FUND

                             DATED JANUARY 28, 2002

                      SUPPLEMENT DATED MAY 6, 2002 TO THE

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
           VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                     VAN KAMPEN GOVERNMENT SECURITIES FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON APRIL 1, 2002
                       VAN KAMPEN GROWTH AND INCOME FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002
              VAN KAMPEN TAX-EXEMPT TRUST ON BEHALF OF ITS SERIES
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 24, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND MARCH 29, 2002
                   VAN KAMPEN TRUST, ON BEHALF OF ITS SERIES
                           VAN KAMPEN HIGH YIELD FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND MARCH 29, 2002
            VAN KAMPEN EQUITY TRUST, ON BEHALF OF EACH OF ITS SERIES
                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN SELECT GROWTH FUND
                        VAN KAMPEN SMALL CAP GROWTH FUND
                        VAN KAMPEN SMALL CAP VALUE FUND
                            VAN KAMPEN UTILITY FUND
                      VAN KAMPEN VALUE OPPORTUNITIES FUND

         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 25, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
              VAN KAMPEN EQUITY TRUST II, ON BEHALF OF ITS SERIES
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                            VAN KAMPEN RESERVE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                              VAN KAMPEN PACE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
         VAN KAMPEN SERIES FUND, INC., ON BEHALF OF EACH OF ITS SERIES
                         VAN KAMPEN AMERICAN VALUE FUND
                          VAN KAMPEN ASIAN EQUITY FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                             VAN KAMPEN VALUE FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON MARCH 20, 2002 AND MARCH 29, 2002
             VAN KAMPEN SERIES FUND, INC., ON BEHALF OF ITS SERIES
                        VAN KAMPEN GLOBAL FRANCHISE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                         VAN KAMPEN TAX FREE MONEY FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                         VAN KAMPEN CORPORATE BOND FUND
                        VAN KAMPEN EMERGING GROWTH FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
               VAN KAMPEN EQUITY TRUST II ON BEHALF OF ITS SERIES
                           VAN KAMPEN TECHNOLOGY FUND
                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

     The Statement of Additional Information is hereby supplemented as follows:

     The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Michael H. Santo, effective May 3, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 MF SPT SAI 5/02

                     SUPPLEMENT DATED MARCH 29, 2002 TO THE

           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002
           VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 19, 2002
               VAN KAMPEN TAX FREE TRUST, ON BEHALF OF ITS SERIES
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 29, 2002
                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 29, 2002
                     VAN KAMPEN GOVERNMENT SECURITIES FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002,
                       VAN KAMPEN GROWTH AND INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002
                            VAN KAMPEN COMSTOCK FUND
                             VAN KAMPEN HARBOR FUND
                     VAN KAMPEN REAL ESTATE SECURITIES FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2001 AND JANUARY 16, 2002
           VAN KAMPEN U.S. GOVERNMENT TRUST, ON BEHALF OF ITS SERIES
                        VAN KAMPEN U.S. GOVERNMENT FUND
                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
                         VAN KAMPEN EQUITY INCOME FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 24, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND JANUARY 16, 2002
                   VAN KAMPEN TRUST, ON BEHALF OF ITS SERIES
                           VAN KAMPEN HIGH YIELD FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
      AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 2, 2001 AND JANUARY 16, 2002
                           VAN KAMPEN ENTERPRISE FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND JANUARY 16, 2002
            VAN KAMPEN EQUITY TRUST, ON BEHALF OF EACH OF ITS SERIES
                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN SELECT GROWTH FUND
                        VAN KAMPEN SMALL CAP GROWTH FUND
                        VAN KAMPEN SMALL CAP VALUE FUND
                            VAN KAMPEN UTILITY FUND
                      VAN KAMPEN VALUE OPPORTUNITIES FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON DECEMBER 6, 2001
                VAN KAMPEN EQUITY TRUST, ON BEHALF OF ITS SERIES
                        VAN KAMPEN SMALL CAP VALUE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 25, 2001
              VAN KAMPEN EQUITY TRUST II, ON BEHALF OF ITS SERIES
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2001
                            VAN KAMPEN RESERVE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002
                              VAN KAMPEN PACE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002 AND MARCH 20, 2002
         VAN KAMPEN SERIES FUND, INC., ON BEHALF OF EACH OF ITS SERIES
                         VAN KAMPEN AMERICAN VALUE FUND
                          VAN KAMPEN ASIAN EQUITY FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                             VAN KAMPEN VALUE FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001
                         VAN KAMPEN TAX FREE MONEY FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001
                         VAN KAMPEN CORPORATE BOND FUND
                        VAN KAMPEN EMERGING GROWTH FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
               VAN KAMPEN EQUITY TRUST II ON BEHALF OF ITS SERIES
                           VAN KAMPEN TECHNOLOGY FUND
                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002
              VAN KAMPEN TAX-EXEMPT TRUST ON BEHALF OF ITS SERIES
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2001 AND NOVEMBER 2, 2001
        VAN KAMPEN LIFE INVESTMENT TRUST ON BEHALF OF EACH OF ITS SERIES
                           ASSET ALLOCATION PORTFOLIO
                           DOMESTIC INCOME PORTFOLIO
                              GOVERNMENT PORTFOLIO
    STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2001, AS PREVIOUSLY
                        SUPPLEMENTED ON NOVEMBER 2, 2001
        VAN KAMPEN LIFE INVESTMENT TRUST ON BEHALF OF EACH OF ITS SERIES
                           ASSET ALLOCATION PORTFOLIO
                           DOMESTIC INCOME PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          AGGRESSIVE GROWTH PORTFOLIO
                               COMSTOCK PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                              ENTERPRISE PORTFOLIO
                            GLOBAL EQUITY PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO
                            SELECT GROWTH PORTFOLIO
                           STRATEGIC STOCK PORTFOLIO
                              TECHNOLOGY PORTFOLIO

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Philip B. Rooney, effective March 27, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 MF SPT SAI 3/02

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                           GOVERNMENT SECURITIES FUND

     Van Kampen Government Securities Fund's (the "Fund") investment objective is to provide investors with high current return consistent with preservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing substantially all of its total assets in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government.

     The Fund is organized as a diversified series of the Van Kampen Government Securities Fund, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----
General Information.........................................      B-2
Investment Objective, Policies and Risks....................      B-4
Options, Futures Contracts and Options on Futures
  Contracts.................................................      B-12
Investment Restrictions.....................................      B-19
Trustees and Officers.......................................      B-21
Investment Advisory Agreement...............................      B-30
Other Agreements............................................      B-32
Distribution and Service....................................      B-32
Transfer Agent..............................................      B-36
Portfolio Transactions and Brokerage Allocation.............      B-36
Shareholder Services........................................      B-38
Redemption of Shares........................................      B-41
Contingent Deferred Sales Charge-Class A....................      B-42
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................      B-42
Taxation....................................................      B-44
Fund Performance............................................      B-48
Other Information...........................................      B-52
Report of Independent Auditors..............................      F-1
Financial Statements........................................      F-2
Notes to Financial Statements...............................      F-12

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2002.
                                                                   GOVT SAI 1/02

                              GENERAL INFORMATION

     The Fund was originally incorporated under the name American Capital Government Securities Fund, Inc. as a Maryland corporation on March 5, 1984. As of August 5, 1995, the Fund was renamed Van Kampen American Capital Government Securities Fund and was reorganized as a series of the Trust. The Trust is a business trust originally organized under the name Van Kampen American Capital Government Securities Fund under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.

     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.

     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of January 8, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                   Amount of
                                                 Ownership at          Class        Percentage
Name and Address of Holder                      January 8, 2002      of Shares      Ownership
--------------------------                      ---------------      ---------      ----------
Merrill Lynch Pierce Fenner & Smith Inc. .....       166,336             C             6.71%
  For the Sole Benefit of its Customers
  Attn: Fund Administration 97A52
  4800 Dear Lake Drive East
  2nd Floor
  Jacksonville, FL 32246-6484

Dean Witter Reynolds..........................       789,504             B             7.43%
  5 World Trade Center                               198,087             C             7.98%
  Floor 6
  New York, NY 10048-0205
PFPC Brokerage Services.......................     7,736,089             A             5.98%
  FBO Primerica Financial Services                 1,182,159             B            11.13%
  211 S. Gulph Rd.
  King of Prussa, PA 19406-3101
Van Kampen Trust Company......................    26,535,209             A            20.52%
  2800 Post Oak Blvd.                              1,325,762             B            12.48%
  Houston, TX 77056                                  182,524             C             7.36%

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

     The following investment techniques, subject to the Investment Restrictions below, may be employed by the Fund. These techniques inherently involve the assumption of a higher degree of risk than normal and the possibility of more volatile price fluctuations. Investment in the Fund should not be viewed as a complete investment program and prospective investors are advised to give full consideration to the risks inherent in the investment techniques used by the Fund.

DURATION

     While the Fund has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of three to eight years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE-RELATED SECURITIES

     One type of mortgage-related security in which the Fund invests is that which is issued or guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself. One such type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which the Fund may invest is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

GNMA CERTIFICATES

     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Fund purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Fund will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1.00% more than high grade corporate bonds and 1/2 of 1.00% more than U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA SECURITIES

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC SECURITIES

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchases of collateralized mortgage obligations at a substantial discount involves a risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchases of collateralized mortgage obligations at a premium involve additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of collateralized mortgage obligations purchased at a substantial premium or discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

     Although payment of the principal and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and generally are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

LENDING OF SECURITIES

     Consistent with applicable legal and regulatory requirements, the Fund may lend its portfolio securities, in an amount up to 10% of the Fund's total assets, to broker-dealers, banks and other institutional borrowers of securities provided that such loans are callable at any time and are continuously secured by collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations or the Fund receives an agreed-upon amount of interest from the borrower of the security. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. The Fund would not lend any portfolio securities to brokers affiliated with the Adviser. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan in whole or in part as may be appropriate to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

FORWARD COMMITMENTS

     The Fund may purchase or sell securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment.

     Relative to a Forward Commitment purchase, the Fund maintains a segregated account (which is marked-to-market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the securities held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked-to-market daily) either the security covered by the Forward Commitment or cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

     When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction. Should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.

INTEREST RATE TRANSACTIONS

     The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will, therefore, be subject to the Fund's investment restriction limiting investment in illiquid securities.

     The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Fund segregates assets to cover the obligations under the transactions. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will maintain in a segregated account cash or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

          OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund sells call options either on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account cash or liquid securities in an amount not less than the exercise price of the option or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a seller of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally.

     The Fund will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options. The Fund may purchase either listed or over-the-counter options.

OVER THE COUNTER OPTIONS

     The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on illiquid securities.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market to maintain its cover. A mortgage-related security held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Fund closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

INTEREST RATE FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) or to take or make delivery of cash based upon the change in value of a basket or index of securities at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits or LIBOR.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily, transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of mortgage-related and U.S. government securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contracts exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceeds 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as the sale of, a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges, or are held or written on one or more accounts, or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many derivative transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent the Fund's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the

Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities equals its net outstanding obligation.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

      1. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      2. Make any investment in real estate, commodities or commodities contracts, except that the Fund may purchase or sell securities which are secured by real estate, and engage in transactions in interest rate futures contracts and options on futures contracts as described under Investment Restriction Number 13 below.

      3. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers, all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      4. Make loans of money or securities, except that the Fund may invest (a) by investment in repurchase agreements in accordance with applicable requirements set forth in the Fund's Prospectus or herein or (b) by lending its portfolio securities in amounts not to exceed 10% of the Fund's total assets, provided that such loans are secured by cash collateral that is at least equal to the market value. The Fund will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale and which are not readily marketable) held by the Fund, exceeds 10% of the market or other fair value of its total net assets.

      5. Make short sales of securities, unless at the time of the sale the Fund owns an equal amount of such securities. Notwithstanding the foregoing, the Fund may make short sales by entering into forward commitments for hedging or cross-hedging purposes and engage in transactions in options, futures contracts and options on futures contracts.

      6. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with options, interest rate futures contracts or options on futures contracts transactions is not considered the purchase of a security on margin.

      7. Invest in warrants or rights except where acquired in units or attached to other securities. This restriction does not apply to options, futures contracts or options on futures contracts.

      8. Invest in securities of any company if any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors own in the aggregate more than 5% of the outstanding securities of such issuer.

      9. Invest in interests in oil, gas, or other mineral exploration or development programs.

     10. Invest more than 5% of its assets in the securities of any one issuer (except the U.S. government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from provisions of the 1940 Act, as amended from time to time.

     11. Borrow in excess of 5% of the market or other fair value of its total assets; or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Margin deposits or payments in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed to be a pledge or other encumbrance.

     12. Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Fund's assets would be invested in such securities. Restricted securities are securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public. Excluded from this limitation are securities purchased by the Fund of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     13. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in interest rate futures contracts and options on interest rate futures contracts provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets, and provided further that the Fund may not purchase futures contracts or options on futures contracts if more than 30% of the Fund's total assets would be so invested.

     14. Issue senior securities, as defined in the 1940 Act, as amended from time to time, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

     15. Underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the 1933 Act in the resale of any securities owned by the Fund.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).

                                    TRUSTEES

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                           and prior to August 1996, Chairman, Chief
Date of Birth: 07/14/32                     Executive Officer and President, MDT
Age: 69                                     Corporation (now known as Getinge/Castle,
                                            Inc., a subsidiary of Getinge Industrier AB),
                                            a company which develops, manufactures,
                                            markets and services medical and scientific
                                            equipment.

Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
53 Monarch Bay Drive                        company, and Director of Valero Energy
Dana Point, CA 92629                        Corporation, an independent refining company.
Date of Birth: 09/16/38                     Trustee/Director of each of the funds in the
Age: 63                                     Fund Complex. Prior to January 1999, Chairman
                                            and Chief Executive Officer of the Allstate
                                            Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995,
                                            President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various
                                            management positions at Allstate.

Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an
Sears Tower                                 executive search firm. Trustee/Director of
233 South Wacker Drive                      each of the funds in the Fund Complex. Prior
Suite 7000                                  to 1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management
Date of Birth: 06/03/48                     consulting firm. Formerly, Executive Vice
Age: 53                                     President of ABN AMRO, N.A., a Dutch bank
                                            holding company. Prior to 1992, Executive
                                            Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago
                                            Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member
                                            of the Women's Board of the University of
                                            Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and
                                            housing organization for international
                                            graduate students.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W                       of the United States, an independent U.S.
Washington, D.C. 20016                      foundation created to deepen understanding,
Date of Birth: 02/29/52                     promote collaboration and stimulate exchanges
Age: 49                                     of practical experience between Americans and
                                            Europeans. Trustee/Director of each of the
                                            funds in the Fund Complex. Formerly, advisor
                                            to the Dennis Trading Group Inc., a managed
                                            futures and option company that invests money
                                            for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer,
                                            Director and member of the Investment
                                            Committee of the Joyce Foundation, a private
                                            foundation.

Mitchell M. Merin*........................  President and Chief Operating Officer of
1221 Avenue of the Americas                 Morgan Stanley Investment Management since
21st Floor                                  December 1998. President and Director since
New York, NY 10020                          April 1997 and Chief Executive Officer since
Date of Birth: 08/13/53                     June 1998 of Morgan Stanley Dean Witter
Age: 48                                     Advisors Inc. and Morgan Stanley Dean Witter
                                            Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan
                                            Stanley Dean Witter Distributors Inc. since
                                            June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since
                                            January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley
                                            subsidiaries. President of the Morgan Stanley
                                            Funds since May 1999. Trustee/Director of
                                            each of the funds in the Fund Complex.
                                            Previously Chief Strategic Officer of Morgan
                                            Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and
                                            Executive Vice President of Morgan Stanley
                                            Dean Witter Distributors Inc. April 1997-June
                                            1998, Vice President of the Morgan Stanley
                                            Dean Witter Funds May 1997-April 1999, and
                                            Executive Vice President of Dean Witter,
                                            Discover & Co. prior to May 1997.

Jack E. Nelson............................  President and owner, Nelson Investment
423 Country Club Drive                      Planning Services, Inc., a financial planning
Winter Park, FL 32789                       company and registered investment adviser in
Date of Birth: 02/13/36                     the State of Florida. President and owner,
Age: 65                                     Nelson Ivest Brokerage Services Inc., a
                                            member of the National Association of
                                            Securities Dealers, Inc. and Securities
                                            Investors Protection Corp. Trustee/ Director
                                            of each of the funds in the Fund Complex.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer,
1 Parkview Plaza                            Director and Managing Director of Van Kampen
P.O. Box 5555                               Investments. Chairman, Director and Chief
Oakbrook Terrace, IL 60181-5555             Executive Officer of the Advisers, the
Date of Birth: 02/02/46                     Distributor and Van Kampen Advisors Inc.
Age: 55                                     since 1998. Managing Director of the
                                            Advisers, the Distributor and Van Kampen
                                            Advisors Inc. since July 2001. Director and
                                            officer of certain other subsidiaries of Van
                                            Kampen Investments. Chief Sales and Marketing
                                            Officer of Morgan Stanley Dean Witter Asset
                                            Management Inc. Trustee/Director and
                                            President of each of the funds in the Fund
                                            Complex. Trustee, President and Chairman of
                                            the Board of other investment companies
                                            advised by the Advisers and their affiliates,
                                            and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive
                                            Vice President and Director of Marketing at
                                            Morgan Stanley Dean Witter and Director of
                                            Dean Witter Discover & Co. and Dean Witter
                                            Realty. Prior to 1996, Director of Dean
                                            Witter Reynolds Inc.

Phillip B. Rooney.........................  President of ServiceMaster Management
One ServiceMaster Way                       Services, a network of quality service
Downers Grove, IL 60515                     companies, since January 2001. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
Age: 57                                     company, since 1990. Trustee of the
                                            University of Notre Dame since 1993. Trustee/
                                            Director of each of the funds in the Fund
                                            Complex. Prior to 2001, Director of the Urban
                                            Shopping Centers Inc., a retail management
                                            company. Vice Chairman from April 1997 to
                                            April 2000 and Director from 1994 to 2000 of
                                            The ServiceMaster Company, a business and
                                            consumer services Company. Prior to 1998,
                                            Director of Stone Container Corp., a paper
                                            manufacturing company. President and Chief
                                            Executive Officer of Waste Management Inc.,
                                            an environmental services company, from June
                                            1996 through February 1997, and from November
                                            1984 through June 1996 Mr. Rooney was
                                            President and Chief Operating Officer of
                                            Waste Management Inc.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex and
Date of Birth: 08/22/39                     other investment companies advised by the
Age: 62                                     Advisers. Trustee/ Director of each of the
                                            funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other
                                            investment companies advised by the Advisers.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National
2101 Constitution Ave., N.W                 Academy of Sciences/National Research
Room 206                                    Council, an independent, federally chartered
Washington, D.C. 20418                      policy institution, since 1993. Director of
Date of Birth: 12/27/41                     Neurogen Corporation, a pharmaceutical
Age: 60                                     company, since January 1998. Director of the
                                            German Marshall Fund of the United States,
                                            Trustee of Colorado College, and Vice Chair
                                            of the Board of the Council for Excellence in
                                            Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993,
                                            Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education
                                            at the National Academy of Sciences/National
                                            Research Council. From 1980 through 1989,
                                            Partner of Coopers & Lybrand.

------------------------------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS

     Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.

      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------
Stephen L. Boyd......................  Managing Director and Chief Investment Officer of
Date of Birth: 11/16/40                Van Kampen Investments, and Managing Director,
Executive Vice President and Chief     President and Chief Operating Officer of the
Investment Officer                     Advisers and Van Kampen Advisors Inc. Executive
Age: 61                                Vice President and Chief Investment Officer of
                                       each of the funds in the Fund Complex and certain
                                       other investment companies advised by the Advisers
                                       or their affiliates. Prior to December 2000,
                                       Executive Vice President and Chief Investment
                                       Officer of Van Kampen Investments, and President
                                       and Chief Operating Officer of the Advisers. Prior
                                       to April 2000, Executive Vice President and Chief
                                       Investment Officer for Equity Investments of the
                                       Advisers. Prior to October 1998, Vice President
                                       and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior
                                       Vice President and Portfolio Manager of Van Kampen
                                       American Capital Asset Management, Inc., Van
                                       Kampen American Capital Investment Advisory Corp.
                                       and Van Kampen American Capital Management, Inc.

A. Thomas Smith III..................  Managing Director and Director of Van Kampen
Date of Birth: 12/14/56                Investments, Director of the Advisers, Van Kampen
Vice President and Secretary           Advisors Inc., the Distributor, Investor Services
Age: 45                                and certain other subsidiaries of Van Kampen
                                       Investments. Managing Director and General
                                       Counsel -- Mutual Funds of Morgan Stanley
                                       Investment Advisors, Inc. Vice President and
                                       Secretary of each of the funds in the Fund Complex
                                       and Vice President and Secretary/Vice President,
                                       Principal Legal Officer and Secretary of other
                                       investment companies advised by the Advisers or
                                       their affiliates. Prior to July 2001, Managing
                                       Director, General Counsel, Secretary and Director
                                       of Van Kampen Investments, the Advisers, the
                                       Distributor, Investor Services, and certain other
                                       subsidiaries of Van Kampen Investments. Prior to
                                       December 2000, Executive Vice President, General
                                       Counsel, Secretary and Director of Van Kampen
                                       Investments, the Advisers, Van Kampen Advisors
                                       Inc., the Distributor, Investor Services and
                                       certain other subsidiaries of Van Kampen
                                       Investments. Prior to January 1999, Vice President
                                       and Associate General Counsel to New York Life
                                       Insurance Company ("New York Life"), and prior to
                                       March 1997, Associate General Counsel of New York
                                       Life. Prior to December 1993, Assistant General
                                       Counsel of The Dreyfus Corporation. Prior to
                                       August 1991, Senior Associate, Willkie Farr &
                                       Gallagher. Prior to January 1989, Staff Attorney
                                       at the Securities and Exchange Commission,
                                       Division of Investment Management, Office of Chief
                                       Counsel.

      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------
Michael H. Santo.....................  Managing Director, Chief Operations Officer and
Date of Birth: 10/22/55                Director of Van Kampen Investments, Managing
Vice President                         Director, Chief Executive Officer and Director of
Age: 46                                Investor Services, Managing Director, Chief
                                       Operations and Technology Officer and Director of
                                       the Advisers, the Distributor and Van Kampen
                                       Advisors Inc. and serves as a Director or Officer
                                       of certain other subsidiaries of Van Kampen
                                       Investments. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers and their
                                       affiliates. Prior to December 2000, Executive Vice
                                       President, Chief Administrative Officer and
                                       Director of Van Kampen Investments, the Advisers,
                                       the Distributor, Van Kampen Advisors Inc. and
                                       Investor Services. Prior to 1998, Senior Vice
                                       President and Senior Planning Officer for
                                       Individual Asset Management of Morgan Stanley Dean
                                       Witter and its predecessor since 1994.

John R. Reynoldson...................  Executive Director of the Advisers and Van Kampen
Date of Birth: 05/15/53                Advisors Inc. Vice President of each of the funds
Vice President                         in the Fund Complex. Prior to July 2001, Principal
Age: 48                                and Co- head of the Fixed Income Department of the
                                       Advisers and Van Kampen Advisors Inc. Prior to
                                       December 2000, Senior Vice President of the
                                       Advisers and Van Kampen Advisors Inc. Prior to May
                                       2000, he managed the investment grade taxable
                                       group for the Advisers since July 1999. From July
                                       1988 to June 1999, he managed the government
                                       securities bond group for Asset Management. Mr.
                                       Reynoldson has been with Asset Management since
                                       April 1987.

John L. Sullivan.....................  Executive Director of Van Kampen Investments, the
Date of Birth: 08/20/55                Advisers and Van Kampen Advisors Inc. Vice
Vice President, Chief Financial        President, Chief Financial Officer and Treasurer
Officer and Treasurer                  of each of the funds in the Fund Complex and
Age: 46                                certain other investment companies advised by the
                                       Advisers or their affiliates.

John H. Zimmermann, III..............  Managing Director and Director of Van Kampen
Date of Birth: 11/25/57                Investments, and Managing Director, President and
Vice President                         Director of the Distributor. Vice President of
Age: 44                                each of the funds in the Fund Complex. Prior to
                                       December 2000, President of Van Kampen Insurance
                                       Agency of Illinois Inc., and Senior Vice President
                                       and Director of Van Kampen Investments. From
                                       November 1992 to December 1997, Mr. Zimmermann was
                                       Senior Vice President of the Distributor.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                    Fund Complex
                                                     -------------------------------------------
                                                                     Aggregate
                                                                     Estimated
                                                      Aggregate       Maximum
                                                     Pension or       Annual           Total
                                                     Retirement    Benefits from   Compensation
                        Year First     Aggregate      Benefits       the Fund         before
                       Appointed or   Compensation   Accrued as       Complex      Deferral from
                        Elected to      from the       Part of         Upon            Fund
       Name(1)          the Board       Fund(2)      Expenses(3)   Retirement(4)    Complex(5)
       -------         ------------   ------------   -----------   -------------   -------------
J. Miles Branagan          1991          $2,640        $55,340        $60,000        $124,400
Jerry D. Choate            1999           2,440         19,952         60,000         112,000
Linda Hutton Heagy         1995           2,440          5,454         60,000         112,000
R. Craig Kennedy           1995           2,640          3,654         60,000         124,400
Jack E. Nelson             1995           2,640         27,520         60,000         124,400
Phillip B. Rooney          1997           2,640          9,056         60,000         124,400
Wayne W. Whalen            1995           2,640         18,424         60,000         124,400
Suzanne H. Woolsey         1999           2,640         12,355         60,000         124,400

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on December 31, 2000.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended September 30, 2001. The following trustees deferred compensation from the Fund during the fiscal year ended September 30, 2001: Mr. Branagan, $2,640; Mr. Choate, $2,440; Ms. Heagy, $2,440; Mr. Kennedy, $2,640; Mr. Nelson, $2,640; Mr. Rooney, $2,640;
    and Mr. Whalen, $2,640. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of September 30, 2001 is as follows: Mr. Branagan, $23,074; Mr. Choate, $4,524; Ms. Heagy, $13,498; Mr. Kennedy, $13,846; Mr. Miller, $4,975; Mr. Nelson, $32,332; Mr. Rees,
    $79,256; Mr. Robinson, $10,063; Mr. Rooney, $13,985; Mr. Sisto, $111,107;
    and Mr. Whalen, $21,936. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     As of January 8, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     During the fiscal years ended September 30, 2001, 2000 and 1999, the Adviser received approximately $7,786,200, $8,422,400 and $10,218,200, respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

     During the fiscal years ended September 30, 2001, 2000 and 1999, Advisory Corp. received approximately $88,400, $94,900 and $411,900, respectively, in accounting services fees from the Fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal year ended September 30, 2001....................       $1,045,295        $ 39,734
Fiscal year ended September 30, 2000....................       $  662,196        $ 55,242
Fiscal year ended September 30, 1999....................       $  940,925        $ 94,232

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more*.........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of September 30, 2001, there were $31,418,748 and $1,949,467 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 29.95% and 7.60% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $3,445,583 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $729,660 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $544,430 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $185,230 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class C Shares were $208,102 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments; $60,153 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $147,949 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     The Distributor has entered into agreements whereby shares of the Fund will be offered pursuant to retirement plan alliance programs with the following firms: (i) American Century Retirement Plan Services; (ii) Merrill Lynch Pierce, Fenner & Smith, Incorporated; (iii) Buck Consultants, Inc.; (iv) Fidelity Brokerage Services, Inc. & National Financial Services Corporation; (v) First Union National Bank; (vi) Franklin Templeton Investor Services, Inc.; (vii) Great West Life & Annuity Insurance Company/Benefits Corp Equities, Inc.; (viii) Hewitt Associates, LLC; (ix) Huntington Bank; (x) Invesco Retirement and Benefit Services, Inc.; (xi) Lincoln National Life Insurance Company; (xii) Morgan Stanley DW Inc.; (xiii) National Deferred Compensations, Inc.; (xiv) Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks; (xv) SunGuard Investment Products, Inc.; (xvi) Union Bank of California, N.A.; (xvii) Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group Inc.) and (xviii) Gold K Investment Services, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:

Commissions Paid:

                                                                     Affiliated Brokers
                                                                   -----------------------
                                                                      Morgan         Dean
                                                       Brokers     Stanley & Co.    Witter
                                                       -------     -------------    ------
Commissions paid:
Fiscal year ended September 30, 2001...............    $ 46,512         $0            $0
Fiscal year ended September 30, 2000...............    $179,680          0             0
Fiscal year ended September 30, 1999...............    $694,766          0             0
Fiscal year 2001 Percentages:
  Commissions with affiliate to total
     commissions...................................                      0%            0%
  Value of brokerage transactions with affiliate to
     total transactions............................                      0%            0%

     During the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services.

The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided the shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services--Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                         WAIVER OF CLASS B AND CLASS C
                       CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1 (d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gain (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-U.S. status.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens or domestic corporations. To establish that income from the Fund or gains realized from the sales are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to the Fund to claim the benefits of an applicable tax treaty. Non-U.S. investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its foreign status (in the case of a Non-U.S. shareholder),
(ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholdings on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-U.S. status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A Shares of the Fund were offered at a maximum sales charge of 6.75% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2001 was 6.71%, (ii) the five-year period ended September 30, 2001 was 6.16% and (iii) the ten-year period ended September 30, 2001 was 6.13%.

     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2001 was 4.74%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 4.67%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from July 16, 1984 (commencement of distribution of Class A Shares of the Fund) to September 30, 2001 was 263.80%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from July 16, 1984 (commencement of distribution of Class A Shares of the Fund) to September 30, 2001 was 281.89%.

CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2001 was 7.35%, (ii) the five-year period ended September 30, 2001 was 6.20% and (iii) the approximately nine-year, nine-month period since December 20, 1991, (commencement of distribution of Class B Shares of the Fund) through September 30, 2001 was 5.84%.

     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 4.27%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 4.27%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from December 20, 1991 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 74.23%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from December 20, 1991 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 74.23%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2001 was 10.27%, (ii) the five-year period ended September 30, 2001 was 6.41% and (iii) the approximately eight-year, six-month period since March 10, 1993, (commencement of distribution of Class C Shares of the Fund) through September 30, 2001 was 5.12%.

     The Fund's yield with respect to Class C Shares for the 30-day period ending September 30, 2001 was 4.29%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 4.28%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from March 10, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 53.36%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from March 10, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 53.36%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

     CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

     INDEPENDENT AUDITORS

     Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent auditors effective May 25, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based on a possible business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).

     LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Government Securities
Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Government Securities Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 5, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 6, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                       COUPON          MATURITY            VALUE
           COLLATERALIZED MORTGAGE OBLIGATIONS  2.4%
$14,300    Federal Home Loan Mortgage
           Corp. ..........................   5.500%         04/15/15        $   14,643,557
 11,327    Federal National Mortgage Corp.
           Pools...........................   5.500          06/15/15            11,569,568
  9,000    Federal National Mortgage
           Association Pools...............   6.000          02/25/02             9,332,190
                                                                             --------------

           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.......................      35,545,315
                                                                             --------------

           MORTGAGE BACKED SECURITIES  30.6%
  3,981    Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools..............   6.000    04/01/31 to 06/01/31       3,976,705
 21,327    Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools..............   7.000    02/01/23 to 10/01/24      22,195,046
 26,863    Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools..............   7.500    01/01/22 to 11/01/30      27,997,321
    670    Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools..............   8.000    07/01/24 to 09/01/24         707,969
      0    Federal Home Loan Mortgage Corp.
           Non-Gold 30 Year Pools..........  11.000          02/01/14                   228
 10,820    Federal National Mortgage
           Association 15 Year Dwarf
           Pools...........................   6.000    01/01/09 to 01/01/10      11,106,346
 11,819    Federal National Mortgage
           Association 15 Year Dwarf
           Pools...........................   6.500    12/01/07 to 06/01/12      12,224,530
  4,084    Federal National Mortgage
           Association 15 Year Dwarf
           Pools...........................   7.000    03/01/15 to 07/01/15       4,258,488
 13,318    Federal National Mortgage
           Association 15 Year Dwarf
           Pools...........................   7.500    03/01/02 to 09/01/12      13,938,440
 39,106    Federal National Mortgage
           Association Pools...............   6.000    02/01/28 to 07/01/29      39,069,588
 20,250    Federal National Mortgage
           Association Pools...............   6.022          11/25/10            20,936,706
 91,152    Federal National Mortgage
           Association Pools...............   6.500    05/01/23 to 11/01/28      92,981,330
 49,088    Federal National Mortgage
           Association Pools...............   7.000    12/01/24 to 11/01/29      51,204,513

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                       COUPON          MATURITY            VALUE
           MORTGAGE BACKED SECURITIES (CONTINUED)
$21,043    Federal National Mortgage
           Association Pools...............   7.500%   03/01/22 to 11/01/30  $   21,920,306
     55    Federal National Mortgage
           Association Pools...............   8.000    09/01/24 to 11/01/24          58,226
     79    Federal National Mortgage
           Association Pools...............  11.500    02/01/15 to 05/01/19          86,259
  1,434    Federal National Mortgage
           Association Pools...............  12.000    03/01/13 to 01/01/16       1,579,591
  2,058    Government National Mortgage
           Association II Pools............   6.000          04/20/29             2,058,968
  4,273    Government National Mortgage
           Association II Pools............   6.500          11/20/28             4,359,180
  6,148    Government National Mortgage
           Association Pools...............   6.000          12/15/28             6,170,535
 24,606    Government National Mortgage
           Association Pools...............   6.500    06/15/23 to 02/15/29      25,207,456
 32,609    Government National Mortgage
           Association Pools...............   7.000    12/15/22 to 12/15/27      33,871,772
 24,243    Government National Mortgage
           Association Pools...............   7.500    02/15/07 to 08/15/24      25,388,832
 16,839    Government National Mortgage
           Association Pools...............   8.000    07/15/07 to 10/15/25      17,931,863
 10,464    Government National Mortgage
           Association Pools...............   8.500    09/15/04 to 12/15/21      11,258,748
  2,817    Government National Mortgage
           Association Pools...............   9.000          12/15/17             3,077,044
     39    Government National Mortgage
           Association Pools...............  11.000    01/15/10 to 11/15/20          44,304
  1,782    Government National Mortgage
           Association Pools...............  12.000    06/15/11 to 08/15/15       1,972,841
    889    Government National Mortgage
           Association Pools...............  12.500    05/15/10 to 07/15/18         995,086
                                                                             --------------

           TOTAL MORTGAGE BACKED SECURITIES................................     456,578,221
                                                                             --------------

           UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  24.0%
 30,000    Federal Home Loan Banks.........   5.125          09/15/03            31,120,200
 41,700    Federal Home Loan Mortgage Corp.
           Pools...........................   5.000          01/15/04            43,208,289
 54,000    Federal Home Loan Mortgage Corp.
           Pools...........................   5.250          02/15/04            56,276,640
    500    Federal Home Loan Mortgage Corp.
           Pools...........................   5.750          07/15/03               523,130

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)      DESCRIPTION                       COUPON          MATURITY            VALUE
           UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$53,600    Federal Home Loan Mortgage Corp.
           Pools...........................   7.000%         07/15/05        $   59,158,320
 23,000    Federal Home Loan Mortgage Corp.
           Pools...........................   7.375          05/15/03            24,573,660
 23,500    Federal National Mortgage
           Association Pools...............   5.750          02/15/08            24,795,085
 52,500    Federal National Mortgage
           Association Pools...............   6.000    12/15/05 to 05/15/08      56,027,300
 35,000    Federal National Mortgage
           Association Pools...............   6.250          05/15/29            35,361,550
 11,700    Federal National Mortgage
           Association Pools...............   6.375          06/15/09            12,723,633
  4,500    Federal National Mortgage
           Association Pools...............   7.250          05/15/30             5,150,925
  9,160    Government National Mortgage
           Association Pools...............   5.500          02/16/23             9,497,134
                                                                             --------------

           TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS...............     358,415,866
                                                                             --------------

           UNITED STATES TREASURY OBLIGATIONS  36.4%
 38,300    United States Treasury Bonds....   5.250          11/15/28            37,024,993
 35,000    United States Treasury Bonds
           (a).............................   6.125          11/15/27            38,108,350
 83,600    United States Treasury Bonds....   8.000          11/15/21           108,098,980
 70,000    United States Treasury Bonds
           (a).............................   8.125          08/15/19            91,990,500
 34,000    United States Treasury Bonds....   9.250          02/15/16            47,828,140
 25,000    United States Treasury Bonds....   9.375          02/15/06            30,601,500
  7,000    United States Treasury Bonds....  10.375          11/15/12             9,258,270
 10,000    United States Treasury Bonds....  10.750          08/15/05            12,518,600
 11,000    United States Treasury Bonds....  12.000          08/15/13            15,872,670
 27,350    United States Treasury Notes....   6.000          08/15/09            30,092,385
 62,000    United States Treasury Notes
           (a).............................   6.250          02/15/03            65,037,380
  9,500    United States Treasury Notes....   6.625          05/15/07            10,698,140
 41,900    United States Treasury Notes....   6.750          05/15/05            46,312,908
                                                                             --------------

           TOTAL UNITED STATES TREASURY OBLIGATIONS........................     543,442,816
                                                                             --------------

TOTAL LONG-TERM INVESTMENTS  93.4%
  (Cost $1,310,214,405)....................................................   1,393,982,218

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

                                                                  MARKET
DESCRIPTION                                                       VALUE
REPURCHASE AGREEMENT  4.9%
State Street Bank & Trust Co. ($72,979,000 par
  collateralized by U.S. Government obligations in a pooled
  cash account, dated 09/28/01, to be sold on 10/01/01 at
  $72,997,853) (Cost $72,979,000)...........................  $   72,979,000
                                                              --------------

TOTAL INVESTMENTS  98.3%
    (Cost $1,383,193,405)...................................   1,466,961,218

OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%.................      25,397,153
                                                              --------------

NET ASSETS  100.0%..........................................  $1,492,358,371
                                                              ==============

(a) Assets segregated as collateral for open futures and forward transactions.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $1,383,193,405).....................  $1,466,961,218
Receivables:
  Fund Shares Sold..........................................      21,910,693
  Interest..................................................      15,631,142
Forward Commitments.........................................         380,557
Other.......................................................         388,301
                                                              --------------
    Total Assets............................................   1,505,271,911
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       7,612,715
  Income Distributions......................................       2,154,848
  Distributor and Affiliates................................         935,304
  Custodian Bank............................................         768,298
  Investment Advisory Fee...................................         640,717
  Variation Margin on Futures...............................          65,688
Trustees' Deferred Compensation and Retirement Plans........         393,626
Accrued Expenses............................................         342,344
                                                              --------------
    Total Liabilities.......................................      12,913,540
                                                              --------------
NET ASSETS..................................................  $1,492,358,371
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,927,645,154
Net Unrealized Appreciation.................................      85,145,503
Accumulated Undistributed Net Investment Income.............       5,617,558
Accumulated Net Realized Loss...............................    (526,049,844)
                                                              --------------
NET ASSETS..................................................  $1,492,358,371
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $1,361,809,784 and 130,820,029 shares of
      beneficial interest issued and outstanding)...........  $        10.41
    Maximum sales charge (4.75%* of offering price).........             .52
                                                              --------------
    Maximum offering price to public........................  $        10.93
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $104,910,511 and 10,090,215 shares of
      beneficial interest issued and outstanding)...........  $        10.40
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $25,638,076 and 2,472,352 shares of
      beneficial interest issued and outstanding)...........  $        10.37
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $ 94,149,451
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,786,183
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,632,250, $776,770 and $216,467,
  respectively).............................................     4,625,487
Shareholder Services........................................     2,403,613
Custody.....................................................       183,735
Legal.......................................................        45,323
Other.......................................................       626,908
                                                              ------------
    Total Expenses..........................................    15,671,249
    Less Credits Earned on Cash Balances....................        17,643
                                                              ------------
    Net Expenses............................................    15,653,606
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 78,495,845
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 14,057,622
  Futures...................................................     1,312,704
  Forward Commitments.......................................    (2,473,789)
                                                              ------------
Net Realized Gain...........................................    12,896,537
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    11,577,555
                                                              ------------
  End of the Period:
    Investments.............................................    83,767,813
    Futures.................................................       997,133
    Forward Commitments.....................................       380,557
                                                              ------------
                                                                85,145,503
                                                              ------------
Net Unrealized Appreciation During the Period...............    73,567,948
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 86,464,485
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $164,960,330
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $   78,495,845        $   92,876,230
Net Realized Gain/Loss.........................       12,896,537           (43,311,738)
Net Unrealized Appreciation During the
  Period.......................................       73,567,948            45,743,196
                                                  --------------        --------------
Change in Net Assets from Operations...........      164,960,330            95,307,688
                                                  --------------        --------------

Distributions from Net Investment Income:
  Class A Shares...............................      (69,265,808)          (87,760,651)
  Class B Shares...............................       (3,409,433)           (3,605,154)
  Class C Shares...............................         (960,268)             (753,164)
                                                  --------------        --------------
Total Distributions............................      (73,635,509)          (92,118,969)
                                                  --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       91,324,821             3,188,719
                                                  --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      450,933,598           302,901,080
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       45,367,572            53,365,981
Cost of Shares Repurchased.....................     (558,005,453)         (698,020,660)
                                                  --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      (61,704,283)         (341,753,599)
                                                  --------------        --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........       29,620,538          (338,564,880)
NET ASSETS:
Beginning of the Period........................    1,462,737,833         1,801,302,713
                                                  --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $5,617,558 and $25,411, respectively)........   $1,492,358,371        $1,462,737,833
                                                  ==============        ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                  NINE
                                                                 MONTHS         YEAR ENDED
                                  YEAR ENDED SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS A SHARES                 ------------------------------   SEPT. 30,   -------------------
                                 2001       2000       1999       1998        1997       1996
                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $   9.77   $   9.72   $  10.64   $  10.26    $  10.05   $  10.55
                               --------   --------   --------   --------    --------   --------
  Net Investment Income......       .54        .56        .61        .48         .66        .69
  Net Realized and Unrealized
    Gain/Loss................       .61        .05       (.90)       .39         .21       (.50)
                               --------   --------   --------   --------    --------   --------
Total from Investment
  Operations.................      1.15        .61       (.29)       .87         .87        .19
Less Distributions from and
  in Excess of Net Investment
  Income.....................       .51        .56        .63        .49         .66        .69
                               --------   --------   --------   --------    --------   --------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $  10.41   $   9.77   $   9.72   $  10.64    $  10.26   $  10.05
                               ========   ========   ========   ========    ========   ========

Total Return (a).............    12.07%      6.53%     -2.71%      8.62%*      9.16%      1.90%
Net Assets at End of the
  Period (In millions).......  $1,361.8   $1,389.6   $1,688.8   $1,933.8    $1,930.4   $2,156.4
Ratio of Expenses to Average
  Net Assets (b).............     1.02%      1.00%      1.02%      1.02%       1.03%      1.06%
Ratio of Net Investment
  Income to Average Net
  Assets (b).................     5.41%      5.91%      6.01%      6.30%       6.62%      6.88%
Portfolio Turnover...........       65%       100%        94%       180%*       114%       271%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS        YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,       ENDED       DECEMBER 31,
CLASS B SHARES                  ---------------------------   SEPT. 30,   ----------------
                                2001(A)   2000(A)   1999(A)    1998(A)    1997(A)    1996
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $ 9.76     $9.71    $10.63     $10.26     $10.05    $10.56
                                ------     -----    ------     ------     ------    ------
  Net Investment Income.......     .47       .49       .53        .42        .59       .64
  Net Realized and Unrealized
    Gain/Loss.................     .61       .05      (.89)       .38        .21      (.53)
                                ------     -----    ------     ------     ------    ------
Total from Investment
  Operations..................    1.08       .54      (.36)       .80        .80       .11
Less Distributions from and in
  Excess of Net Investment
  Income......................     .44       .49       .56        .43        .59       .62
                                ------     -----    ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $10.40     $9.76    $ 9.71     $10.63     $10.26    $10.05
                                ======     =====    ======     ======     ======    ======
Total Return (b)..............  11.35%     5.76%    -3.49%      8.05%*     8.27%     1.17%
Net Assets at End of the
  Period (In millions)........  $104.9     $59.5    $ 93.9     $153.2     $199.2    $236.7
Ratio of Expenses to Average
  Net Assets (c)..............   1.77%     1.75%     1.78%      1.78%      1.78%     1.82%
Ratio of Net Investment Income
  to Average Net Assets (c)...   4.66%     5.16%     5.24%      5.55%      5.87%     6.13%
Portfolio Turnover............     65%      100%       94%       180%*      114%      271%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS        YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,       ENDED       DECEMBER 31,
CLASS C SHARES                  ---------------------------   SEPT. 30,   ----------------
                                2001(A)   2000(A)   1999(A)    1998(A)    1997(A)    1996
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $ 9.74     $9.69    $10.61     $10.24     $10.03    $10.54
                                ------     -----    ------     ------     ------    ------
  Net Investment Income.......     .47       .49       .53        .42        .59       .62
  Net Realized and Unrealized
    Gain/Loss.................     .60       .05      (.89)       .38        .21      (.51)
                                ------     -----    ------     ------     ------    ------
Total from Investment
  Operations..................    1.07       .54      (.36)       .80        .80       .11
Less Distributions from and in
  Excess of Net Investment
  Income......................     .44       .49       .56        .43        .59       .62
                                ------     -----    ------     ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $10.37     $9.74    $ 9.69     $10.61     $10.24    $10.03
                                ======     =====    ======     ======     ======    ======
Total Return (b)..............  11.27%     5.78%    -3.50%      8.07%*     8.28%     1.18%
Net Assets at End of the
  Period (In millions)........  $ 25.6     $13.6    $ 18.7     $ 19.3     $ 16.4    $ 21.6
Ratio of Expenses to Average
  Net Assets (c)..............   1.76%     1.75%     1.78%      1.78%      1.79%     1.82%
Ratio of Net Investment Income
  to Average Net Assets (c)...   4.67%     5.16%     5.25%      5.51%      5.87%     6.12%
Portfolio Turnover............     65%      100%       94%       180%*      114%      271%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide high current return consistent with preservation of capital. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and C Shares commenced on December 20, 1991 and March 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2001, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted over the expected life of each applicable security. Premiums on fixed income securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the amortization of premium would be $4,262,084.

    The revised version of the Guide will also require paydown gains and losses on mortgage- and asset-backed securities to be presented as interest income. Currently, paydown gains and losses on mortgage- and asset-backed securities are shown as a component of realized gain/loss. Had the Fund adopted this policy in 2001, interest income would increase and realized gain/loss would decrease by $981,083.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $1,388,565,400, the aggregate gross unrealized appreciation is $78,406,068, and the aggregate gross unrealized depreciation is $10,250, resulting in net unrealized appreciation on long- and short-term investments of $78,395,818.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $519,680,716 which will expire between September 30, 2002 and September 30, 2009. Of this amount, $355,498,467 will expire on September 30, 2002. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales, straddle positions, and gains or losses recognized for tax purposes on open futures and forward transactions.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income taxes purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 2001, permanent book and tax basis differences relating to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $731,811 were reclassified to accumulated undistributed net investment income from accumulated net realized loss.

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $17,643 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................      0.540%
Next $1 billion.............................................      0.515%
Next $1 billion.............................................      0.490%
Next $1 billion.............................................      0.440%
Next $1 billion.............................................      0.390%
Next $1 billion.............................................      0.340%
Next $1 billion.............................................      0.290%
Over $7 billion.............................................      0.240%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $45,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $88,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $1,769,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based upon competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $245,269 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $1,865,625,824, $41,818,110 and
$20,201,220 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   32,587,470    $ 330,395,518
  Class B...............................................    8,942,042       90,932,923
  Class C...............................................    2,930,802       29,605,157
                                                          -----------    -------------
Total Sales.............................................   44,460,314    $ 450,933,598
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    4,159,799    $  42,099,704
  Class B...............................................      260,046        2,632,391
  Class C...............................................       62,880          635,477
                                                          -----------    -------------
Total Dividend Reinvestment.............................    4,482,725    $  45,367,572
                                                          ===========    =============
Repurchases:
  Class A...............................................  (48,111,210)   $(486,125,771)
  Class B...............................................   (5,207,554)     (52,520,003)
  Class C...............................................   (1,920,985)     (19,359,679)
                                                          -----------    -------------
Total Repurchases.......................................  (55,239,749)   $(558,005,453)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $1,979,256,373, $772,799 and $9,320,265 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   28,299,134    $ 271,576,754
  Class B...............................................    2,641,783       25,390,160
  Class C...............................................      619,268        5,934,166
                                                          -----------    -------------
Total Sales.............................................   31,560,185    $ 302,901,080
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    5,236,110    $  50,182,160
  Class B...............................................      281,059        2,695,186
  Class C...............................................       51,060          488,635
                                                          -----------    -------------
Total Dividend Reinvestment.............................    5,568,229    $  53,365,981
                                                          ===========    =============
Repurchases:
  Class A...............................................  (65,077,723)   $(624,368,980)
  Class B...............................................   (6,491,213)     (62,214,144)
  Class C...............................................   (1,196,825)     (11,437,536)
                                                          -----------    -------------
Total Repurchases.......................................  (72,765,761)   $(698,020,660)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 868,715 and 2,248,132 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchase of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997, do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $116,500 and CDSC on redeemed shares of approximately $203,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments and forward commitment transactions, were $921,477,860 and $1,031,677,549, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2001, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2000...........................      442
Futures Opened..............................................    4,990
Futures Closed..............................................   (5,011)
                                                               ------
Outstanding at September 30, 2001...........................      421
                                                               ======

    The futures contracts outstanding as of September 30, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  U.S. Treasury Bonds Futures December 2001
    (Current Notional Value of $105,500 per contract).......      65         $ 57,051
  U.S. Treasury Notes 5-Year Futures December 2001 (Current
    Notional Value of $108,188 per contract)................     356          940,082
                                                                 ---         --------
                                                                 421         $997,133
                                                                 ===         ========

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund's market exposure from these positions is equal to the Current Value noted below. The following forward commitments were outstanding as of September 30, 2001:

PAR                                                                         UNREALIZED
AMOUNT                                                        CURRENT      APPRECIATION/
(000)       DESCRIPTION                                        VALUE       DEPRECIATION
Long Contracts:
 $21,500    FNMA October Forward, 6.00%...................  $21,862,920      $380,557
                                                            ===========      ========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001 are payments retained by Van Kampen of approximately $775,900 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $128,300.

                                                                      APPENDIX C

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

                             DATED JANUARY 28, 2002

                      SUPPLEMENT DATED MAY 6, 2002 TO THE

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
           VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                     VAN KAMPEN GOVERNMENT SECURITIES FUND

           STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON APRIL 1, 2002
                       VAN KAMPEN GROWTH AND INCOME FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002
              VAN KAMPEN TAX-EXEMPT TRUST ON BEHALF OF ITS SERIES
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 24, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND MARCH 29, 2002
                   VAN KAMPEN TRUST, ON BEHALF OF ITS SERIES
                           VAN KAMPEN HIGH YIELD FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND MARCH 29, 2002
            VAN KAMPEN EQUITY TRUST, ON BEHALF OF EACH OF ITS SERIES
                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN SELECT GROWTH FUND
                        VAN KAMPEN SMALL CAP GROWTH FUND
                        VAN KAMPEN SMALL CAP VALUE FUND
                            VAN KAMPEN UTILITY FUND
                      VAN KAMPEN VALUE OPPORTUNITIES FUND

         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 25, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
              VAN KAMPEN EQUITY TRUST II, ON BEHALF OF ITS SERIES
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                            VAN KAMPEN RESERVE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                              VAN KAMPEN PACE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
         VAN KAMPEN SERIES FUND, INC., ON BEHALF OF EACH OF ITS SERIES
                         VAN KAMPEN AMERICAN VALUE FUND
                          VAN KAMPEN ASIAN EQUITY FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                             VAN KAMPEN VALUE FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
        AS PREVIOUSLY SUPPLEMENTED ON MARCH 20, 2002 AND MARCH 29, 2002
             VAN KAMPEN SERIES FUND, INC., ON BEHALF OF ITS SERIES
                        VAN KAMPEN GLOBAL FRANCHISE FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                         VAN KAMPEN TAX FREE MONEY FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
                         VAN KAMPEN CORPORATE BOND FUND
                        VAN KAMPEN EMERGING GROWTH FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 29, 2002
               VAN KAMPEN EQUITY TRUST II ON BEHALF OF ITS SERIES
                           VAN KAMPEN TECHNOLOGY FUND
                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

     The Statement of Additional Information is hereby supplemented as follows:

     The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Michael H. Santo, effective May 3, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 MF SPT SAI 5/02

                     SUPPLEMENT DATED MARCH 29, 2002 TO THE

           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002
           VAN KAMPEN TAX FREE TRUST, ON BEHALF OF EACH OF ITS SERIES
                   VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                        VAN KAMPEN MUNICIPAL INCOME FUND
               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 19, 2002
               VAN KAMPEN TAX FREE TRUST, ON BEHALF OF ITS SERIES
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 29, 2002
                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 29, 2002
                     VAN KAMPEN GOVERNMENT SECURITIES FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002,
                       VAN KAMPEN GROWTH AND INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002
                            VAN KAMPEN COMSTOCK FUND
                             VAN KAMPEN HARBOR FUND
                     VAN KAMPEN REAL ESTATE SECURITIES FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2001 AND JANUARY 16, 2002
           VAN KAMPEN U.S. GOVERNMENT TRUST, ON BEHALF OF ITS SERIES
                        VAN KAMPEN U.S. GOVERNMENT FUND
                  VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
                         VAN KAMPEN EQUITY INCOME FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 24, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND JANUARY 16, 2002
                   VAN KAMPEN TRUST, ON BEHALF OF ITS SERIES
                           VAN KAMPEN HIGH YIELD FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001,
      AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 2, 2001 AND JANUARY 16, 2002
                           VAN KAMPEN ENTERPRISE FUND

            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 28, 2001 AND JANUARY 16, 2002
            VAN KAMPEN EQUITY TRUST, ON BEHALF OF EACH OF ITS SERIES
                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                             VAN KAMPEN GROWTH FUND
                         VAN KAMPEN SELECT GROWTH FUND
                        VAN KAMPEN SMALL CAP GROWTH FUND
                        VAN KAMPEN SMALL CAP VALUE FUND
                            VAN KAMPEN UTILITY FUND
                      VAN KAMPEN VALUE OPPORTUNITIES FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 27, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON DECEMBER 6, 2001
                VAN KAMPEN EQUITY TRUST, ON BEHALF OF ITS SERIES
                        VAN KAMPEN SMALL CAP VALUE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 25, 2001
              VAN KAMPEN EQUITY TRUST II, ON BEHALF OF ITS SERIES
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2001
                            VAN KAMPEN RESERVE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002
                              VAN KAMPEN PACE FUND
          STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON JANUARY 16, 2002 AND MARCH 20, 2002
         VAN KAMPEN SERIES FUND, INC., ON BEHALF OF EACH OF ITS SERIES
                         VAN KAMPEN AMERICAN VALUE FUND
                          VAN KAMPEN ASIAN EQUITY FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                      VAN KAMPEN GLOBAL VALUE EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                        VAN KAMPEN GLOBAL FRANCHISE FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                             VAN KAMPEN VALUE FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 26, 2001
                         VAN KAMPEN TAX FREE MONEY FUND

          STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2001
                         VAN KAMPEN CORPORATE BOND FUND
                        VAN KAMPEN EMERGING GROWTH FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
               VAN KAMPEN EQUITY TRUST II ON BEHALF OF ITS SERIES
                           VAN KAMPEN TECHNOLOGY FUND
                   VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 29, 2002
              VAN KAMPEN TAX-EXEMPT TRUST ON BEHALF OF ITS SERIES
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2001,
       AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2001 AND NOVEMBER 2, 2001
        VAN KAMPEN LIFE INVESTMENT TRUST ON BEHALF OF EACH OF ITS SERIES
                           ASSET ALLOCATION PORTFOLIO
                           DOMESTIC INCOME PORTFOLIO
                              GOVERNMENT PORTFOLIO
    STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 18, 2001, AS PREVIOUSLY
                        SUPPLEMENTED ON NOVEMBER 2, 2001
        VAN KAMPEN LIFE INVESTMENT TRUST ON BEHALF OF EACH OF ITS SERIES
                           ASSET ALLOCATION PORTFOLIO
                           DOMESTIC INCOME PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          AGGRESSIVE GROWTH PORTFOLIO
                               COMSTOCK PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                              ENTERPRISE PORTFOLIO
                            GLOBAL EQUITY PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO
                            SELECT GROWTH PORTFOLIO
                           STRATEGIC STOCK PORTFOLIO
                              TECHNOLOGY PORTFOLIO

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The section entitled "TRUSTEES AND OFFICERS" is hereby amended by deleting all information pertaining to Philip B. Rooney, effective March 27, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 MF SPT SAI 3/02

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                        U.S. GOVERNMENT TRUST FOR INCOME

     Van Kampen U.S. Government Trust for Income's (the "Fund") investment objective is to provide investors with a high level of current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, including mortgage-related securities issued or guaranteed by instrumentalities of the U.S. government.

     The Fund is organized as a diversified series of the Van Kampen U.S. Government Trust for Income, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----
General Information.........................................      B-2
Investment Objective, Policies and Risks....................      B-4
Options, Futures Contracts and Options on Futures
  Contracts.................................................      B-12
Investment Restrictions.....................................      B-19
Trustees and Officers.......................................      B-22
Investment Advisory Agreement...............................      B-32
Other Agreements............................................      B-34
Distribution and Service....................................      B-34
Transfer Agent..............................................      B-38
Portfolio Transactions and Brokerage Allocation.............      B-38
Shareholder Services........................................      B-41
Redemption of Shares........................................      B-43
Contingent Deferred Sales Charge-Class A....................      B-44
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................      B-44
Taxation....................................................      B-46
Fund Performance............................................      B-50
Other Information...........................................      B-55
Report of Independent Auditors..............................      F-1
Financial Statements........................................      F-2
Notes to Financial Statements...............................      F-11

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY 28, 2002.


                                                           GTI SAI 1/02

                              GENERAL INFORMATION

     The Fund was originally organized under the name American Capital U.S. Government Trust for Income as a Massachusetts business trust on June 24, 1992. As of August 5, 1995, the Fund was renamed Van Kampen American Capital U.S. Government Trust for Income and was reorganized as a series of the Trust. The Trust is a business trust originally organized under the name Van Kampen American Capital U.S. Government Trust for Income under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.

     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.

     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of January 8, 2002, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:

                                                   Amount of
                                                  Ownership at
                                                   January 8,         Class        Percentage
           Name and Address of Holder                 2002          of Shares      Ownership
           --------------------------             ------------      ---------      ----------
MLPF&S For the Sole Benefit of its Customers....      487,324           A             5.37%
  Attn: Fund Administration 97AL9
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of its Customers....      345,181           B             8.89%
  Attn: Fund Administration 97AM0
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484
MLPF&S For the Sole Benefit of its Customers....      262,863           C            19.07%
  Attn: Fund Administration 97BB4
  4800 Deer Lake Drive East 2nd Floor
  Jacksonville, FL 32246-6484
Dean Witter Reynolds............................      533,690           B            13.75%
  5 World Trade Center 6th Floor
  New York, NY 10048-0205

                                                   Amount of
                                                  Ownership at
                                                   January 8,         Class        Percentage
           Name and Address of Holder                 2002          of Shares      Ownership
           --------------------------             ------------      ---------      ----------
Van Kampen Trust Company........................      890,404           A             9.81%
  2800 Post Oak Blvd.                                 200,730           B             5.17%
  Houston, TX 77056

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

     The following investment techniques, subject to the Investment Restrictions below, may be employed by the Fund. These techniques inherently involve the assumption of a higher degree of risk than normal and the possibility of more volatile price fluctuations. Investment in the Fund should not be viewed as a complete investment program and prospective investors are advised to give full consideration to the risks inherent in the investment techniques used by the Fund.

DURATION

     While the Fund has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of two to six years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE-RELATED SECURITIES

     One type of mortgage-related security in which the Fund invests is that which is issued or guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself. One such type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which the Fund may invest is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

GNMA CERTIFICATES

     Government National Mortgage Association. The Government National Mortgage Association is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Fund purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Fund will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1% more than high grade corporate bonds and 1/2 of 1% more than U.S. government and U.S. government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA SECURITIES

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC SECURITIES

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities, the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchases of collateralized mortgage obligations at a substantial discount involves a risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchases of collateralized mortgage obligations at a premium involve additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of collateralized mortgage obligations purchased at a substantial premium or discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

     Although payment of the principal and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and generally are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

LENDING OF SECURITIES

     Consistent with applicable legal and regulatory requirements, the Fund may lend its portfolio securities to broker-dealers, banks and other institutional borrowers of securities provided such loans are callable at any time and are continuously secured by collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations or the Fund receives an agreed-upon amount of interest from the borrower of the security. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. The Fund would not lend any portfolio securities to brokers affiliated with the Adviser. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan in whole or in part as may be appropriate to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

FORWARD COMMITMENTS

     The Fund may purchase or sell securities on a "when-issued" or "delayed-delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment.

     Relative to a Forward Commitment purchase, the Fund maintains a segregated account (which is marked-to-market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the securities held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked-to-market daily) either the security covered by the Forward Commitment or cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

     When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction. Should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.

INTEREST RATE TRANSACTIONS

     The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will, therefore, be subject to the Fund's investment restriction limiting investment in illiquid securities.

     The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Fund segregates assets to cover the obligations under the transactions. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will maintain in a segregated account cash or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

PORTFOLIO TURNOVER

     The Fund may experience a high rate of portfolio turnover. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

          OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund sells call options either on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account cash or liquid securities in an amount not less than the market value of the underlying security, marked-to-market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account cash or liquid securities in an amount not less than the exercise price of the option or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a seller of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain
(loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally.

     The Fund will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options. The Fund may purchase either listed or over-the-counter options.

OVER THE COUNTER OPTIONS

     The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on illiquid securities.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market to maintain its cover. A mortgage-related security held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Fund closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

INTEREST RATE FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) or to take or make delivery of cash based upon the change in value of a basket or index of securities at a specified future time and at a specified price. The Fund may also invest in foreign security or index futures contracts traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits or LIBOR.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily, transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of mortgage-related and U.S. government securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

     There may be imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contracts exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceeds 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as the sale of, a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many derivative transactions, in addition to other requirements, require that the Fund segregate cash and liquid securities to the extent the Fund's obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to applicable regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash and liquid securities, equals its net outstanding obligation.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

      1. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

      2. Borrow in excess of 5% of the market or other fair value of its total assets; or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of futures contracts and options on futures contracts, are not deemed to be a pledge or other encumbrance.

      3. Make any investment in real estate except that the Fund may purchase or sell securities which are secured by real estate.

      4. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      5. Invest more than 5% of its assets in the securities of any one issuer (except the U.S. government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Purchase or sell commodities or commodity contracts except that the Fund may enter into transactions in options, futures contracts or options on futures contracts including forward commitments.

      7. Underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the 1933 Act in the resale of any securities owned by the Fund.

      8. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in interest rate futures contracts and options on futures contracts provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets, and provided further that the Fund may not purchase futures contracts or options on futures contracts if more than 30% of the Fund's total assets would be so invested.

      9. Make loans of money or securities, except (a) by investment in repurchase agreements in accordance with applicable requirements set forth in the Fund's Prospectus or herein or (b) by lending its portfolio securities in amounts not to exceed 33 1/3% of the Fund's total assets, provided that such loans are secured by cash collateral that is at least equal to the market value.

     The Fund has adopted additional investment restrictions, which may be changed by the Trustees without a vote of shareholders, as follows:

      1. Make short sales of securities, unless at the time of the sale the Fund owns an equal amount of such securities. Notwithstanding the foregoing, the Fund may make short sales by entering into forward commitments for hedging or cross-hedging purposes and engage in transactions in options, futures contracts and options on futures contracts.

      2. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. Transactions in forward commitments, options, interest rate futures contracts and options on such contracts, including deposits or payments by the Fund of initial or maintenance margin in connection with any such transaction, are not considered to be purchases of securities on margin.

      3. Invest in securities of any company if any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors own in the aggregate more than 5% of the outstanding securities of such issuer.

      4. Invest in interests in oil, gas, or other mineral exploration or development programs.

      5. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      6. Purchase an illiquid security if, as a result of such purchase, more than 15% of the Fund's net assets would be invested in such securities. Illiquid securities include securities subject to legal or contractual restrictions on resale, which include repurchase agreements which have a maturity of longer than seven days.

      7. Invest in warrants or rights except where acquired in units or attached to other securities. This restriction does not apply to options, futures contracts or options on futures contracts.

      8. Purchase securities of unseasoned issuers, including their predecessors or sponsors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).

                                    TRUSTEES

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                           and prior to August 1996, Chairman, Chief
Date of Birth: 07/14/32                     Executive Officer and President, MDT
Age: 69                                     Corporation (now known as Getinge/Castle,
                                            Inc., a subsidiary of Getinge Industrier AB),
                                            a company which develops, manufactures,
                                            markets and services medical and scientific
                                            equipment.

Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
53 Monarch Bay Drive                        company, and Director of Valero Energy
Dana Point, CA 92629                        Corporation, an independent refining company.
Date of Birth: 09/16/38                     Trustee/Director of each of the funds in the
Age: 63                                     Fund Complex. Prior to January 1999, Chairman
                                            and Chief Executive Officer of the Allstate
                                            Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995,
                                            President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various
                                            management positions at Allstate.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an
Sears Tower                                 executive search firm. Trustee/Director of
233 South Wacker Drive                      each of the funds in the Fund Complex. Prior
Suite 7000                                  to 1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management
Date of Birth: 06/03/48                     consulting firm. Formerly, Executive Vice
Age: 53                                     President of ABN AMRO, N.A., a Dutch bank
                                            holding company. Prior to 1992, Executive
                                            Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago
                                            Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member
                                            of the Women's Board of the University of
                                            Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and
                                            housing organization for international
                                            graduate students.

R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W                       of the United States, an independent U.S.
Washington, D.C. 20016                      foundation created to deepen understanding,
Date of Birth: 02/29/52                     promote collaboration and stimulate exchanges
Age: 49                                     of practical experience between Americans and
                                            Europeans. Trustee/Director of each of the
                                            funds in the Fund Complex. Formerly, advisor
                                            to the Dennis Trading Group Inc., a managed
                                            futures and option company that invests money
                                            for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer,
                                            Director and member of the Investment
                                            Committee of the Joyce Foundation, a private
                                            foundation.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of
1221 Avenue of the Americas                 Morgan Stanley Investment Management since
21st Floor                                  December 1998. President and Director since
New York, NY 10020                          April 1997 and Chief Executive Officer since
Date of Birth: 08/13/53                     June 1998 of Morgan Stanley Dean Witter
Age: 48                                     Advisors Inc. and Morgan Stanley Dean Witter
                                            Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan
                                            Stanley Dean Witter Distributors Inc. since
                                            June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since
                                            January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley
                                            subsidiaries. President of the Morgan Stanley
                                            Funds since May 1999. Trustee/Director of
                                            each of the funds in the Fund Complex.
                                            Previously Chief Strategic Officer of Morgan
                                            Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and
                                            Executive Vice President of Morgan Stanley
                                            Dean Witter Distributors Inc. April 1997-June
                                            1998, Vice President of the Morgan Stanley
                                            Dean Witter Funds May 1997-April 1999, and
                                            Executive Vice President of Dean Witter,
                                            Discover & Co. prior to May 1997.

Jack E. Nelson............................  President and owner, Nelson Investment
423 Country Club Drive                      Planning Services, Inc., a financial planning
Winter Park, FL 32789                       company and registered investment adviser in
Date of Birth: 02/13/36                     the State of Florida. President and owner,
Age: 65                                     Nelson Ivest Brokerage Services Inc., a
                                            member of the National Association of
                                            Securities Dealers, Inc. and Securities
                                            Investors Protection Corp. Trustee/ Director
                                            of each of the funds in the Fund Complex.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer,
1 Parkview Plaza                            Director and Managing Director of Van Kampen
P.O. Box 5555                               Investments. Chairman, Director and Chief
Oakbrook Terrace, IL 60181-5555             Executive Officer of the Advisers, the
Date of Birth: 02/02/46                     Distributor and Van Kampen Advisors Inc.
Age: 55                                     since 1998. Managing Director of the
                                            Advisers, the Distributor and Van Kampen
                                            Advisors Inc. since July 2001. Director and
                                            officer of certain other subsidiaries of Van
                                            Kampen Investments. Chief Sales and Marketing
                                            Officer of Morgan Stanley Dean Witter Asset
                                            Management Inc. Trustee/Director and
                                            President of each of the funds in the Fund
                                            Complex. Trustee, President and Chairman of
                                            the Board of other investment companies
                                            advised by the Advisers and their affiliates,
                                            and Chief Executive Officer of Van Kampen
                                            Exchange Fund. Prior to May 1998, Executive
                                            Vice President and Director of Marketing at
                                            Morgan Stanley Dean Witter and Director of
                                            Dean Witter Discover & Co. and Dean Witter
                                            Realty. Prior to 1996, Director of Dean
                                            Witter Reynolds Inc.

Phillip B. Rooney.........................  President of ServiceMaster Management
One ServiceMaster Way                       Services, a network of quality service
Downers Grove, IL 60515                     companies, since January 2001. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
Age: 57                                     company, since 1990. Trustee of the
                                            University of Notre Dame since 1993. Trustee/
                                            Director of each of the funds in the Fund
                                            Complex. Prior to 2001, Director of the Urban
                                            Shopping Centers Inc., a retail management
                                            company. Vice Chairman from April 1997 to
                                            April 2000 and Director from 1994 to 2000 of
                                            The ServiceMaster Company, a business and
                                            consumer services Company. Prior to 1998,
                                            Director of Stone Container Corp., a paper
                                            manufacturing company. President and Chief
                                            Executive Officer of Waste Management Inc.,
                                            an environmental services company, from June
                                            1996 through February 1997, and from November
                                            1984 through June 1996 Mr. Rooney was
                                            President and Chief Operating Officer of
                                            Waste Management Inc.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex and
Date of Birth: 08/22/39                     other investment companies advised by the
Age: 62                                     Advisers. Trustee/ Director of each of the
                                            funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other
                                            investment companies advised by the Advisers.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Suzanne H. Woolsey........................  Chief Operating Officer of the National
2101 Constitution Ave., N.W                 Academy of Sciences/National Research
Room 206                                    Council, an independent, federally chartered
Washington, D.C. 20418                      policy institution, since 1993. Director of
Date of Birth: 12/27/41                     Neurogen Corporation, a pharmaceutical
Age: 60                                     company, since January 1998. Director of the
                                            German Marshall Fund of the United States,
                                            Trustee of Colorado College, and Vice Chair
                                            of the Board of the Council for Excellence in
                                            Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993,
                                            Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education
                                            at the National Academy of Sciences/National
                                            Research Council. From 1980 through 1989,
                                            Partner of Coopers & Lybrand.

------------------------------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS

     Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.

      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------

Stephen L. Boyd......................  Managing Director and Chief Investment Officer of
Date of Birth: 11/16/40                Van Kampen Investments, and Managing Director,
Executive Vice President and Chief     President and Chief Operating Officer of the
Investment Officer                     Advisers and Van Kampen Advisors Inc. Executive
Age: 61                                Vice President and Chief Investment Officer of
                                       each of the funds in the Fund Complex and certain
                                       other investment companies advised by the
                                       Advisers or their affiliates. Prior to December
                                       2000, Executive Vice President and Chief
                                       Investment Officer of Van Kampen Investments, and
                                       President and Chief Operating Officer of the
                                       Advisers. Prior to April 2000, Executive Vice
                                       President and Chief Investment Officer for Equity
                                       Investments of the Advisers. Prior to October
                                       1998, Vice President and Senior Portfolio Manager
                                       with AIM Capital Management, Inc. Prior to
                                       February 1998, Senior Vice President and
                                       Portfolio Manager of Van Kampen American Capital
                                       Asset Management, Inc., Van Kampen American
                                       Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.

      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------
A. Thomas Smith III..................  Managing Director and Director of Van Kampen
Date of Birth: 12/14/56                Investments, Director of the Advisers, Van Kampen
Vice President and Secretary           Advisors Inc., the Distributor, Investor Services
Age: 45                                and certain other subsidiaries of Van Kampen
                                       Investments. Managing Director and General
                                       Counsel -- Mutual Funds of Morgan Stanley
                                       Investment Advisors, Inc. Vice President and
                                       Secretary of each of the funds in the Fund
                                       Complex and Vice President and Secretary/Vice
                                       President, Principal Legal Officer and Secretary
                                       of other investment companies advised by the
                                       Advisers or their affiliates. Prior to July 2001,
                                       Managing Director, General Counsel, Secretary and
                                       Director of Van Kampen Investments, the Advisers,
                                       the Distributor, Investor Services, and certain
                                       other subsidiaries of Van Kampen Investments.
                                       Prior to December 2000, Executive Vice President,
                                       General Counsel, Secretary and Director of Van
                                       Kampen Investments, the Advisers, Van Kampen
                                       Advisors Inc., the Distributor, Investor Services
                                       and certain other subsidiaries of Van Kampen
                                       Investments. Prior to January 1999, Vice
                                       President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"),
                                       and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to
                                       January 1989, Staff Attorney at the Securities
                                       and Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.

Michael H. Santo.....................  Managing Director, Chief Operations Officer and
Date of Birth: 10/22/55                Director of Van Kampen Investments, Managing
Vice President                         Director, Chief Executive Officer and Director of
Age: 46                                Investor Services, Managing Director, Chief
                                       Operations and Technology Officer and Director of
                                       the Advisers, the Distributor and Van Kampen
                                       Advisors Inc. and serves as a Director or Officer
                                       of certain other subsidiaries of Van Kampen
                                       Investments. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers and their
                                       affiliates. Prior to December 2000, Executive
                                       Vice President, Chief Administrative Officer and
                                       Director of Van Kampen Investments, the Advisers,
                                       the Distributor, Van Kampen Advisors Inc. and
                                       Investor Services. Prior to 1998, Senior Vice
                                       President and Senior Planning Officer for
                                       Individual Asset Management of Morgan Stanley
                                       Dean Witter and its predecessor since 1994.

      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------
John R. Reynoldson...................  Executive Director of the Advisers and Van Kampen
Date of Birth: 05/15/53                Advisors Inc. Vice President of each of the funds
Vice President                         in the Fund Complex. Prior to July 2001,
Age: 48                                Principal and Co- head of the Fixed Income
                                       Department of the Advisers and Van Kampen
                                       Advisors Inc. Prior to December 2000, Senior Vice
                                       President of the Advisers and Van Kampen Advisors
                                       Inc. Prior to May 2000, he managed the investment
                                       grade taxable group for the Advisers since July
                                       1999. From July 1988 to June 1999, he managed the
                                       government securities bond group for Asset
                                       Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987.

John L. Sullivan.....................  Executive Director of Van Kampen Investments, the
Date of Birth: 08/20/55                Advisers and Van Kampen Advisors Inc. Vice
Vice President, Chief Financial        President, Chief Financial Officer and Treasurer
Officer and Treasurer                  of each of the funds in the Fund Complex and
Age: 46                                certain other investment companies advised by the
                                       Advisers or their affiliates.

John H. Zimmermann, III..............  Managing Director and Director of Van Kampen
Date of Birth: 11/25/57                Investments, and Managing Director, President and
Vice President                         Director of the Distributor. Vice President of
Age: 44                                each of the funds in the Fund Complex. Prior to
                                       December 2000, President of Van Kampen Insurance
                                       Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments.
                                       From November 1992 to December 1997, Mr.
                                       Zimmermann was Senior Vice President of the
                                       Distributor.

     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated

Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                       Fund Complex
                                                        -------------------------------------------
                                                                        Aggregate
                                                         Aggregate      Estimated
                                                        Pension or       Maximum          Total
                                                        Retirement       Annual       Compensation
                           Year First     Aggregate      Benefits     Benefits from      before
                          Appointed or   Compensation   Accrued as      the Fund      Deferral from
                           Elected to      from the       Part of     Complex Upon        Fund
        Name(1)            the Board       Trust(2)     Expenses(3)   Retirement(4)    Complex(5)
        -------           ------------   ------------   -----------   -------------   -------------
J. Miles Branagan             1991          $1,298        $55,340        $60,000        $124,400
Jerry D. Choate               1999           1,098         19,952         60,000         112,000
Linda Hutton Heagy            1995           1,098          5,454         60,000         112,000
R. Craig Kennedy              1995           1,298          3,654         60,000         124,400
Jack E. Nelson                1995           1,298         27,520         60,000         124,400
Phillip B. Rooney             1997           1,298          9,056         60,000         124,400
Wayne W. Whalen               1995           1,298         18,424         60,000         124,400
Suzanne H. Woolsey            1999           1,298         12,355         60,000         124,400

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on December 31, 2000.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended September 30, 2001. The following trustees deferred compensation from the Fund during the fiscal year ended September 30, 2001: Mr. Branagan, $1,298; Mr. Choate, $1,098; Ms. Heagy, $1,098; Mr. Kennedy, $1,298; Mr. Nelson, $1,298; Mr. Rooney, $1,298;
    and Mr. Whalen, $1,298. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of September 30, 2001 is as follows: Mr. Branagan, $7,709; Mr. Choate, $2,007; Ms. Heagy, $4,204; Mr. Kennedy, $4,285; Mr. Miller, $1,249; Mr. Nelson, $9,561; Mr. Rees, $259; Mr.
    Robinson, $2,406; Mr. Rooney, $4,832; Mr. Sisto, $11,731; and Mr. Whalen, $6,815. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2001. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2001 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2001. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $276,650 during the calendar year ended December 31, 2001.

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     As of January 8, 2002, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     During the fiscal years ended September 30, 2001, 2000 and 1999, the Adviser received approximately $619,200, $608,100 and $823,200, respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

     During the fiscal years ended September 30, 2001, 2000 and 1999, Advisory Corp. received approximately $24,000, $25,500 and $71,100, respectively, in accounting services fees from the Fund.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) (i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal year ended September 30, 2001....................        $116,163          $12,251
Fiscal year ended September 30, 2000....................        $ 54,390          $ 5,253
Fiscal year ended September 30, 1999....................        $ 95,385          $ 7,713

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more*.........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of September 30, 2001, there were $19,585,064 and $2,106,609 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 64.13% and 19.51% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $171,703 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $226,000 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $169,830 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $56,170 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended September 30, 2001, the Fund's aggregate expenses paid under the Plans for Class C Shares were $86,975 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments; $29,148 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $57,827 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     The Distributor has entered into agreements whereby shares of the Fund will be offered pursuant to retirement plan alliance program(s) with the following firms: (i) The Prudential Insurance Company of America, (ii) Merrill Lynch, Pierce, Fenner & Smith, Incorporated, (iii) Buck Consultants, Inc., (iv) Vanguard Marketing Corporation (a wholly-owned subsidiary of The Vanguard Group, Inc.), (v) Fidelity Brokerage Services, Inc. & National Financial Services Corporation, (vi) First Union National Bank, (vii) Franklin Templeton Investor Services, Inc., (viii) Great West Life & Annuity Insurance Company/BenefitsCorp Equities, Inc., (ix) Hewitt Associates, LLC, (x) Huntington Bank, (xi) Invesco Retirement and Benefit Services, Inc., (xii) Lincoln National Life Insurance Company, (xiii) Morgan Stanley DW Inc., (xiv) National Deferred Compensations, Inc., (xv) Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks,
(xvi) Sunguard Investment Products Inc., (xvii) Union Bank of California, N.A., (xviii) American Century Retirement Plan Services, and (xix) Gold K Investment Services, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the fiscal years shown:

Commissions Paid:

                                                                   Affiliated Brokers
                                                              ----------------------------
                                                                 Morgan           Dean
                                                   Brokers    Stanley & Co.      Witter
                                                   -------    -------------      ------
Commissions paid:
Fiscal year ended September 30, 2001...........    $ 4,436         $0              $0
Fiscal year ended September 30, 2000...........    $     0          0               0
Fiscal year ended September 30, 1999...........    $     0          0               0
Fiscal year 2001 Percentages:
  Commissions with affiliate to total
     commissions...............................                     0%              0%
  Value of brokerage transactions with
     affiliate to total transactions...........                     0%              0%

     During the fiscal year ended September 30, 2001, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services--Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                    WAIVER OF CLASS B AND CLASS C CONTINGENT
                             DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares--Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gain (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-U.S. status.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to United States federal income tax on a net basis at the tax rates applicable to U.S. citizens or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to the Fund to claim the benefits of an applicable tax treaty. Non-U.S. investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its foreign status (in the case of a Non-U.S. Shareholder),
(ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholdings on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-U.S. status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended September 30, 2001 was 6.68%, (ii) the five-year period ended September 30, 2001 was 5.75% and (iii) the approximately eight-year, ten-month period since November 2, 1992, (commencement of distribution of Class A Shares of the Fund) through September 30, 2001 was 5.27%.

     The Fund's yield with respect to the Class A Shares for the 30-day period ending September 30, 2001 was 4.74%. The Fund's current distribution rate with respect to the Class A Shares for the month ending September 30, 2001 was 4.93%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from November 2, 1992 (commencement of distribution of Class A Shares of the Fund) to September 30, 2001 was 57.97%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from November 2, 1992 (commencement of distribution of Class A Shares of the Fund) to September 30, 2001 was 65.81%.

CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended September 30, 2001 was 7.13%, (ii) the five-year period ended September 30, 2001 was 5.75% and (iii) the approximately eight-year, ten-month period since November 2, 1992, (commencement of distribution of Class B Shares of the Fund) through September 30, 2001 was 5.28%.

     The Fund's yield with respect to the Class B Shares for the 30-day period ending September 30, 2001 was 4.23%. The Fund's current distribution rate with respect to the Class B Shares for the month ending September 30, 2001 was 4.46%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from November 2, 1992 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 58.11%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from November 2, 1992 (commencement of distribution of Class B Shares of the Fund) to September 30, 2001 was 58.11%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended September 30, 2001 was 10.13%, (ii) the five-year period ended September 30, 2001 was 5.99% and (iii) the approximately eight-year, five-month period since April 12, 1993, (commencement of distribution of Class C Shares of the Fund) through September 30, 2001 was 4.69%.

     The Fund's yield with respect to Class C Shares for the 30-day period ending September 30, 2001 was 4.23%. The Fund's current distribution rate with respect to the Class C Shares for the month ending September 30, 2001 was 4.46%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from April 12, 1993 (commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 47.46%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from April 12, 1993

(commencement of distribution of Class C Shares of the Fund) to September 30, 2001 was 47.46%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

     CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

     INDEPENDENT AUDITORS

     Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent auditors effective May 25, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based on a possible business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).

     LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen U.S. Government Trust for Income

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen U.S. Government Trust for Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 5, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 8, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)                DESCRIPTION              COUPON          MATURITY            VALUE
          ASSET BACKED SECURITIES  0.0%
$   26    Merrill Lynch Mortgage
          Investments, Inc..................   2.920%         12/25/27         $     25,984
                                                                               ------------

          COLLATERALIZED MORTGAGE OBLIGATIONS  12.1%
 2,800    Federal Home Loan Mortgage Corp.
          CMO, Series 2323..................   5.500          04/15/15            2,867,270
   700    Federal National Mortgage
          Association CMO, Series 1999-19...   6.000          02/25/02              725,837
 3,363    Norwest Asset Securities Corp.,
          Series 1997-19 (a)................   7.250          12/25/27            3,545,824
 6,772    Residential Funding Mortgage
          Securities Investment Series
          1998-S20 M1 (a)...................   6.750          09/25/28            6,875,282
                                                                               ------------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.........................     14,014,213
                                                                               ------------

          MORTGAGE BACKED SECURITIES  24.0%
 2,002    Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools................   6.000          04/01/29            2,009,388
 5,951    Federal Home Loan Mortgage Corp.
          Gold 30 Year Pools................   6.500    02/01/26 to 05/01/26      6,116,926
 2,580    Federal National Mortgage
          Association 15 Year Dwarf Pools...   6.000          07/01/14            2,638,298
   160    Federal National Mortgage
          Association 15 Year Dwarf Pools...   7.000    08/01/14 to 05/01/15        166,744
   280    Federal National Mortgage
          Association 15 Year Dwarf Pools...   7.500    03/01/15 to 05/01/15        292,505
   499    Federal National Mortgage
          Association FHA/VA Pools..........   8.500    01/01/22 to 09/01/24        532,088
 2,747    Federal National Mortgage
          Association Pools (a).............   3.140          03/25/09            2,752,006
 1,275    Federal National Mortgage
          Association Pools.................   6.500    06/01/29 to 07/01/29      1,302,193
 4,640    Federal National Mortgage
          Association Pools.................   7.000    11/01/29 to 01/01/31      4,804,325

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)                DESCRIPTION              COUPON          MATURITY            VALUE
          MORTGAGE BACKED SECURITIES (CONTINUED)
$3,595    Government National Mortgage
          Association Pools.................   7.500%   06/15/28 to 08/15/28   $  3,751,355
 1,616    Government National Mortgage
          Association Pools.................   8.000    11/15/21 to 08/15/24      1,708,482
 1,466    Government National Mortgage
          Association Pools.................   9.000    03/15/18 to 12/15/19      1,598,530
                                                                               ------------
          TOTAL MORTGAGE BACKED SECURITIES  24.0%...........................     27,672,840
                                                                               ------------

          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  20.9%
 8,550    Federal Home Loan Mortgage Corp.
          Pools.............................   5.000          01/15/04            8,859,253
 4,000    Federal Home Loan Mortgage Corp.
          Pools.............................   6.375          11/15/03            4,255,640
 1,200    Federal Home Loan Mortgage Corp.
          Pools.............................   7.000          07/15/05            1,324,440
 1,600    Federal Home Loan Mortgage Corp.
          Pools.............................   7.375          05/15/03            1,709,472
 1,700    Federal National Mortgage
          Association Pools.................   6.000          12/15/05            1,822,128
   700    Federal National Mortgage
          Association Pools.................   6.375          06/15/09              761,243
 1,700    Federal National Mortgage
          Association Pools.................   6.625          11/15/10            1,872,907
 2,000    Federal National Mortgage
          Association Pools.................   7.125          03/15/07            2,257,400
 1,100    Federal National Mortgage
          Association Pools.................   7.250          05/15/30            1,259,115
                                                                               ------------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS.................     24,121,598
                                                                               ------------

          UNITED STATES TREASURY OBLIGATIONS  30.4%
 1,750    United States Treasury Bonds......   5.250          11/15/28            1,691,743
 3,500    United States Treasury Bonds......   7.625          02/15/25            4,494,000
 1,000    United States Treasury Bonds
          (a)...............................   8.750          05/15/17            1,366,620
 2,000    United States Treasury Bonds
          (a)...............................   9.000          11/15/18            2,816,060
 7,500    United States Treasury Bonds
          (a)...............................  11.625          11/15/02            8,250,900
 6,000    United States Treasury Bonds......  11.625          11/15/04            7,436,880
 2,500    United States Treasury Notes......   6.250          02/15/03            2,622,475

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)                DESCRIPTION              COUPON          MATURITY            VALUE
          UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$1,000    United States Treasury Notes......   6.625%         03/31/02         $  1,020,780
 4,800    United States Treasury Notes......   6.625          05/15/07            5,405,376
                                                                               ------------
          TOTAL UNITED STATES TREASURY OBLIGATIONS  30.4%...................     35,104,834
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  87.4%
  (Cost $98,156,400)........................................................    100,939,469

REPURCHASE AGREEMENT  11.9%
          State Street Bank & Trust Co. ($13,798,000 par collateralized by
          U.S. Government obligations in a pooled cash account, dated
          09/28/01, to be sold on 10/01/01 at $13,801,564)
          (Cost $13,798,000)................................................     13,798,000
                                                                               ------------

TOTAL INVESTMENTS  99.3%
  (Cost $111,954,400).......................................................    114,737,469

OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%.................................        807,899
                                                                               ------------

NET ASSETS  100.0%..........................................................   $115,545,368
                                                                               ============

(a) Assets segregated as collateral for open futures and forward transactions.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments, including repurchase agreement of
  $13,798,000 (Cost $111,954,400)...........................    $114,737,469
Receivables:
  Interest..................................................       1,564,517
  Fund Shares Sold..........................................         259,184
Forward Commitments.........................................          28,591
Other.......................................................          76,970
                                                                ------------
    Total Assets............................................     116,666,731
                                                                ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................         517,411
  Income Distributions......................................         215,576
  Distributor and Affiliates................................          82,664
  Investment Advisory Fee...................................          55,433
  Custodian Bank............................................          50,928
  Variation Margin on Futures...............................          12,906
Trustees' Deferred Compensation and Retirement Plans........          94,630
Accrued Expenses............................................          91,815
                                                                ------------
    Total Liabilities.......................................       1,121,363
                                                                ------------
NET ASSETS..................................................    $115,545,368
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $169,167,897
Net Unrealized Appreciation.................................       2,887,418
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (307,815)
Accumulated Net Realized Loss...............................     (56,202,132)
                                                                ------------
NET ASSETS..................................................    $115,545,368
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $74,205,767 and 9,174,791 shares of
    beneficial interest issued and outstanding).............    $       8.09
    Maximum sales charge (4.75%* of offering price).........             .40
                                                                ------------
    Maximum offering price to public........................    $       8.49
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $30,540,737 and 3,779,573 shares of
    beneficial interest issued and outstanding).............    $       8.08
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,798,864 and 1,336,229 shares of
    beneficial interest issued and outstanding).............    $       8.08
                                                                ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................    $ 7,143,880
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        619,180
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $182,476, $242,816 and $89,069,
  respectively).............................................        514,361
Shareholder Services........................................        169,164
Custody.....................................................         23,640
Legal.......................................................          2,082
Other.......................................................        195,994
                                                                -----------
    Total Expenses..........................................      1,524,421
    Less Credits Earned on Cash Balances....................          5,786
                                                                -----------
    Net Expenses............................................      1,518,635
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 5,625,245
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   468,400
  Futures...................................................        602,046
  Forward Commitments.......................................         31,629
                                                                -----------
Net Realized Gain...........................................      1,102,075
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (1,689,864)
                                                                -----------
  End of the Period:
    Investments.............................................      2,783,069
    Futures.................................................        105,242
    Forward Commitments.....................................           (893)
                                                                -----------
                                                                  2,887,418
                                                                -----------
Net Unrealized Appreciation During the Period...............      4,577,282
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 5,679,357
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $11,304,602
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  5,625,245          $  6,628,690
Net Realized Gain/Loss.........................       1,102,075            (5,613,666)
Net Unrealized Appreciation During the
  Period.......................................       4,577,282             4,182,674
                                                   ------------          ------------
Change in Net Assets from Operations...........      11,304,602             5,197,698
                                                   ------------          ------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares...............................      (4,286,048)           (4,807,626)
  Class B Shares...............................      (1,282,244)           (1,385,328)
  Class C Shares...............................        (474,533)             (520,711)
                                                   ------------          ------------
Total Distributions............................      (6,042,825)           (6,713,665)
                                                   ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       5,261,777            (1,515,967)
                                                   ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      61,658,442            40,465,621
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       2,996,663             2,903,566
Cost of Shares Repurchased.....................     (46,745,115)          (69,212,525)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      17,909,990           (25,843,338)
                                                   ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      23,171,767           (27,359,305)
NET ASSETS:
Beginning of the Period........................      92,373,601           119,732,906
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($307,815) and $82,321, respectively)........    $115,545,368          $ 92,373,601
                                                   ============          ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                              -------------------------------------------
                                             2001     2000      1999     1998     1997
                                            -------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD............................... $ 7.68    $7.77    $ 8.42    $8.19    $8.11
                                            ------    -----    ------    -----    -----
  Net Investment Income....................    .44      .51       .54      .60      .57
  Net Realized and Unrealized Gain/Loss....    .44     (.08)     (.65)     .18      .07
                                            ------    -----    ------    -----    -----
Total from Investment Operations...........    .88      .43      (.11)     .78      .64
Less Distributions from and in Excess of
  Net Investment Income....................    .47      .52       .54      .55      .56
                                            ------    -----    ------    -----    -----
NET ASSET VALUE, END OF THE PERIOD......... $ 8.09    $7.68    $ 7.77    $8.42    $8.19
                                            ======    =====    ======    =====    =====

Total Return (a)........................... 11.95%    5.82%    -1.34%    9.87%    8.09%
Net Assets at End of the Period (In
  millions)................................ $ 74.2    $67.9    $ 69.2    $37.2    $38.3
Ratio of Expenses to Average Net Assets
  (b)......................................  1.24%    1.27%     1.22%    1.16%    1.18%
Ratio of Net Investment Income to Average
  Net Assets...............................  5.69%    6.78%     6.88%    7.19%    6.95%
Portfolio Turnover.........................    63%     174%       85%     217%      82%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 1999.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      Year Ended September 30,
Class B Shares                            ------------------------------------------------
                                           2001     2000(c)    1999(c)     1998      1997
                                          ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................. $ 7.67     $7.76     $ 8.41     $ 8.19    $ 8.10
                                          ------     -----     ------     ------    ------
  Net Investment Income..................    .37       .47        .49        .53       .51
  Net Realized and Unrealized
    Gain/Loss............................    .45      (.10)      (.66)       .18       .07
                                          ------     -----     ------     ------    ------
Total from Investment Operations.........    .82       .37       (.17)       .71       .58
Less Distributions from Net Investment
  Income.................................    .41       .46        .48        .49       .49
                                          ------     -----     ------     ------    ------
NET ASSET VALUE, END OF THE PERIOD....... $ 8.08     $7.67     $ 7.76     $ 8.41    $ 8.19
                                          ======     =====     ======     ======    ======

Total Return (a)......................... 11.13%     5.00%     -2.07%      8.96%     7.43%
Net Assets at End of the Period (In
  millions).............................. $ 30.5     $16.7     $ 40.4     $101.2    $121.7
Ratio of Expenses to Average Net Assets
  (b)....................................  1.99%     2.03%      1.96%      1.93%     1.94%
Ratio of Net Investment Income to Average
  Net Assets.............................  4.94%     6.03%      6.05%      6.40%     6.20%
Portfolio Turnover.......................    63%      174%        85%       217%       82%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 1999.

(c) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      Year Ended September 30,
Class C Shares                              --------------------------------------------
                                             2001     2000     1999(c)    1998     1997
                                            --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD... $ 7.67    $7.76    $ 8.41     $8.19    $8.10
                                            ------    -----    ------     -----    -----
  Net Investment Income....................    .38      .46       .49       .53      .50
  Net Realized and Unrealized Gain/Loss....    .44     (.09)     (.66)      .18      .08
                                            ------    -----    ------     -----    -----
Total from Investment Operations...........    .82      .37      (.17)      .71      .58
Less Distributions from Net Investment
  Income...................................    .41      .46       .48       .49      .49
                                            ------    -----    ------     -----    -----
NET ASSET VALUE, END OF THE PERIOD......... $ 8.08    $7.67    $ 7.76     $8.41    $8.19
                                            ======    =====    ======     =====    =====

Total Return (a)........................... 11.13%    5.00%    -2.07%     8.96%    7.43%
Net Assets at End of the Period (In
  millions)................................ $ 10.8    $ 7.7    $ 10.1     $11.3    $13.7
Ratio of Expenses to Average Net Assets
  (b)......................................  1.98%    2.03%     1.97%     1.93%    1.94%
Ratio of Net Investment Income to Average
  Net Assets...............................  4.95%    6.03%     6.08%     6.41%    6.20%
Portfolio Turnover.........................    63%     174%       85%      217%      82%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 1999.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Trust for Income (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income. The Fund commenced investment operations on October 6, 1992 with two classes of common shares, Class A and Class B Shares. The distribution of the Fund's Class C Shares commenced on April 12, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based on the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2001, there were no when-issued or delayed delivery purchase commitments.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Original issue discount is accreted over the expected life of each applicable security. Premiums on fixed income securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce accumulated undistributed net investment income and increase unrealized appreciation on securities and therefore will not impact total

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

net assets. As of September 30, 2001 the cumulative effect adjustment to reflect the amortization of premium would be $2,223,957.

    The revised version of the Guide will also require paydown gains and losses on mortgage- and asset-backed securities to be presented as interest income. Currently, paydown gains and losses on mortgage- and asset-backed securities are shown as a component of realized gain/loss. Had the Fund adopted this policy in 2001, interest income would increase and realized gain/loss would decrease by $82,902.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $112,052,876, the aggregate gross unrealized appreciation is $4,134,185 and the aggregate gross unrealized depreciation is $1,449,592, resulting in net unrealized appreciation on long- and short-term investments of $2,684,593.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $55,998,415 which will expire between September 30, 2003 and September 30, 2009. Net realized loss may differ for financial reporting and tax reporting purposes primarily as a result of the deferral of losses relating to straddle positions, net realized gains on paydowns of mortgage-backed securities, and gains or losses recognized for tax purposes on open futures and forward transactions.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 2001, permanent book and tax basis differences relating to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $21,418 were reclassified from

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent difference related to expenses which are not deductible for tax purposes of $6,026 was reclassified from accumulated undistributed net investment income to capital.

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $5,786 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .60%
Next $500 million...........................................       .55%
Over $1 billion.............................................       .50%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $24,000, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $113,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $53,878 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

    At September 30, 2001, capital aggregated $85,694,489, $66,511,088 and $16,962,320 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   4,165,006    $ 32,897,424
  Class B.................................................   2,993,103      23,569,905
  Class C.................................................     656,811       5,191,113
                                                            ----------    ------------
Total Sales...............................................   7,814,920    $ 61,658,442
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     252,082    $  1,987,745
  Class B.................................................      95,403         752,407
  Class C.................................................      32,542         256,511
                                                            ----------    ------------
Total Dividend Reinvestment...............................     380,027    $  2,996,663
                                                            ==========    ============
Repurchases:
  Class A.................................................  (4,086,536)   $(32,228,767)
  Class B.................................................  (1,487,044)    (11,691,648)
  Class C.................................................    (358,883)     (2,824,700)
                                                            ----------    ------------
Total Repurchases.........................................  (5,932,463)   $(46,745,115)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $83,041,957, $53,882,017 and $14,339,959 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   4,216,617    $ 32,217,161
  Class B.................................................     902,934       6,901,553
  Class C.................................................     176,560       1,346,907
                                                            ----------    ------------
Total Sales...............................................   5,296,111    $ 40,465,621
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     265,000    $  2,022,954
  Class B.................................................      80,368         613,385
  Class C.................................................      35,034         267,227
                                                            ----------    ------------
Total Dividend Reinvestment...............................     380,402    $  2,903,566
                                                            ==========    ============
Repurchases:
  Class A.................................................  (4,544,915)   $(34,662,864)
  Class B.................................................  (4,018,758)    (30,682,915)
  Class C.................................................    (507,107)     (3,866,746)
                                                            ----------    ------------
Total Repurchases.........................................  (9,070,780)   $(69,212,525)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 498,174 and 1,959,301 Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $14,600 and CDSC on redeemed shares of approximately $69,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including paydowns on mortgage backed securities, and excluding short-term investments and forward commitment transactions, were $66,795,156 and $60,800,837, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 2001 were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2000...........................      26
Futures Opened..............................................     666
Futures Closed..............................................    (599)
                                                                ----
Outstanding at September 30, 2001...........................      93
                                                                ====

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    The futures contracts outstanding as of September 30, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  U.S. Treasury Notes 5-Year Futures, December 2001 (Current
    Notional Value of $108,188 per contract)................     65          $171,479
Short Contracts:
  U.S. Treasury Bonds Futures, December 2001
    (Current Notional Value of $105,500 per contract).......      8            (9,907)
  U.S. Treasury Notes 10-Year Futures, December 2001
    (Current Notional Value of $108,781 per contract).......     20           (56,330)
                                                                 --          --------
                                                                 93          $105,242
                                                                 ==          ========

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that don't intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund's market exposure from these positions is equal to the current value noted below. The following forward commitments were outstanding as of September 30, 2001:

PAR                                                                          UNREALIZED
AMOUNT                                                         CURRENT      APPRECIATION/
(000)    DESCRIPTION                                            VALUE       DEPRECIATION
$1,700   FNMA November Forward, 7.00%.....................    $1,751,170       $(893)
                                                              ==========       ======

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risks may result from the potential inability of counterparties to meet the terms of their contracts. As of September 30, 2001, the Fund has net realized gains on closed but unsettled forward contracts of $29,484 scheduled to settle on October 15, 2001.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $262,800, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $11,200.

                                                                      APPENDIX D

                     VAN KAMPEN GOVERNMENT SECURITIES FUND
                     UNAUDITED FINANCIAL STATEMENTS FOR THE
                     SIX-MONTH PERIOD ENDED MARCH 31, 2002

                                                                      APPENDIX E

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
                     UNAUDITED FINANCIAL STATEMENTS FOR THE
                     SIX-MONTH PERIOD ENDED MARCH 31, 2002

                                                                      APPENDIX F

                     VAN KAMPEN GOVERNMENT SECURITIES FUND
                         PRO FORMA FINANCIAL STATEMENTS
                              AS OF MARCH 31, 2002

                      VAN KAMPEN GOVERNMENT SECURITIES FUND
                   Van Kampen U.S. Government Trust for Income
                        Proforma Portfolio of Investments
                                 March 31, 2002


U.S.
GOVERNMENT                                                                                       U.S.
TRUST FOR GOVERNMENT                                                                          GOVERNMENT
INCOME    SECURITIES PROFORMA                                                                  TRUST FOR   GOVERNMENT
Par       Par        Par                                                                        Income     Securities      Proforma
Amount    Amount     Amount                                                                     Market       Market         Market
(000)     (000)      (000)    Description                        Coupon        Maturity         Value        Value          Value
------------------------------------------------------------------------------------------------------------------------------------

                              ASSET BACKED SECURITIES 0.0%
    17                   17   Merrill Lynch Mortgage
                               Investments, Inc.                 2.160         12/25/27            16,784                     16,784
                                                                                              --------------------------------------


                              COLLATERALIZED MORTGAGE
                               OBLIGATIONS 5.3%
 2,800     25,627    28,427   Federal Home Loan Mortgage Corp.
                               (REMIC)                           5.500    04/15/15 to 6/15/15   2,858,411   26,145,989    29,004,400
 2,227                2,227   Federal National Mortgage
                                Association (a)                  2.365         03/25/09         2,234,111                  2,234,111
   700      9,000     9,700   Federal National Mortgage
                                Association                      6.000         02/25/22           717,195    9,221,078     9,938,273
           20,250    20,250   Federal National Mortgage
                                Association                      6.022         11/25/10                     20,157,358    20,157,358
            9,160     9,160   Government National Mortgage
                                Association                      5.500         02/16/23                      9,343,606     9,343,606
 3,341                3,341   Norwest Asset Securities Corp.,
                                Series 1997-19 (a)               7.250         12/25/27         3,429,504                  3,429,504
 6,728                6,728   Residental Funding Mortgage
                                Securities Investment, Series
                                1998-S20 (a)                     6.750         09/25/28         6,703,279                  6,703,279
                                                                                              --------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE
                                OBLIGATIONS                                                    15,942,500   64,868,031    80,810,531
                                                                                              --------------------------------------

                              MORTGAGE BACKED SECURITIES 20.4%
 1,907      3,854     5,761   Federal Home Loan Mortgage Corp.
                                Gold 30 Year Pools               6.000   04/01/29 to 06/01/31   1,863,479    3,743,067     5,606,546
 5,209                5,209   Federal Home Loan Mortgage Corp.
                                Gold 30 Year Pools               6.500   02/01/26 to 05/01/26   5,240,318                  5,240,318
           18,843    18,843   Federal Home Loan Mortgage Corp.
                                Gold 30 Year Pools               7.500   01/01/22 to 11/01/30               19,559,742    19,559,742
              523       523   Federal Home Loan Mortgage Corp.
                                Gold 30 Year Pools               8.000   07/01/24 to 09/01/24                  555,572       555,572
                0         0   Federal Home Loan Mortgage Corp.
                                Non-Gold 30 Year Pools          11.000         02/01/14                            216           216
 2,319      9,042    11,361   Federal National Mortgage
                                Association 15 Year Dwarf Pools  6.000   01/01/09 to 07/01/14   2,331,418    9,221,299    11,552,717
            9,664     9,664   Federal National Mortgage
                                Association 15 Year Dwarf Pools  6.500   12/01/07 to 06/01/12                9,938,427     9,938,427
   132      2,910     3,042   Federal National Mortgage
                                Association 15 Year Dwarf Pools  7.000   08/01/14 to 07/01/15     136,677    3,015,780     3,152,457
   183     10,449    10,632   Federal National Mortgage
                                Association 15 Year Dwarf Pools  7.500   01/01/07 to 05/01/15     192,234   11,029,792    11,222,026
           36,053    36,053   Federal National Mortgage
                                Association 30 Year Pools        6.000   02/01/28 to 07/01/29               35,239,577    35,239,577
 1,164     77,202    78,366   Federal National Mortgage
                                Association 30 Year Pools        6.500   05/01/23 to 07/01/29   1,164,319   77,398,552    78,562,871
           15,498    15,498   Federal National Mortgage
                                Association 30 Year Pools        7.500   03/01/22 to 11/01/30               16,105,554    16,105,554
               33        33   Federal National Mortgage
                                Association 30 Year Pools        8.000   09/01/24 to 11/01/24                   34,693        34,693
               74      74   Federal National Mortgage
                                Association 30 Year Pools       11.500   02/01/15 to 05/01/19                   83,152        83,152
            1,053     1,053   Federal National Mortgage
                                Association 30 Year Pools       12.000   03/01/13 to 01/01/16                1,191,522     1,191,522
   392                  392   Federal National Mortgage
                                Association Pools (FHA/VA)       8.500   01/01/22 to 09/01/24     427,040                    427,040
            5,794     5,794   Government National Mortgage
                                Association 30 Year Pools        6.000         12/15/28                      5,651,984     5,651,984
           21,417    21,417   Government National Mortgage
                                Association 30 Year Pools        6.500   06/15/23 to 02/15/29               21,453,751    21,453,751
           26,485    26,485   Government National Mortgage
                                Association 30 Year Pools        7.000   12/15/22 to 12/15/27               27,161,959    27,161,959
 3,063     19,329    22,392   Government National Mortgage
                                Association 30 Year Pools        7.500   02/15/07 to 08/15/28   3,199,945   20,342,284    23,542,229
 1,273     13,665    14,938   Government National Mortgage
                                Association 30 Year Pools        8.000   07/15/07 to 10/15/25   1,356,949   14,646,089    16,003,038
            8,553     8,553   Government National Mortgage
                                Association 30 Year Pools        8.500   09/15/04 to 12/15/21                9,298,177     9,298,177
 1,249      2,342     3,591   Government National Mortgage
                                Association 30 Year Pools        9.000   12/15/17 to 12/15/19   1,374,735    2,574,398     3,949,133
               34        34   Government National Mortgage
                                Association 30 Year Pools       11.000   01/15/10 to 11/15/20                   38,669        38,669
            1,433     1,433   Government National Mortgage
                                Association 30 Year Pools       12.000   06/15/11 to 06/15/15                1,656,283     1,656,283
              811       811   Government National Mortgage
                                Association 30 Year Pools       12.500   05/15/10 to 07/15/18                  943,137       943,137
            1,186     1,186   Government National Mortgage
                                Association 30 Year Pools
                                (FHA/VA)                         7.000         04/15/24                      1,224,156     1,224,156
            1,872     1,872   Government National Mortgage
                                Association II 30 Year Pools     6.000         04/20/29                      1,809,696     1,809,696
            3,579     3,579   Government National Mortgage
                                Association II 30 Year Pools     6.500         11/20/28                      3,563,398     3,563,398
                                                                                              --------------------------------------
                              TOTAL MORTGAGE BACKED SECURITIES                                 17,287,114  297,480,926   314,768,040
                                                                                              --------------------------------------

                              UNITED STATES GOVERNMENT AGENCY
                                OBLIGATIONS    4.3%
              500       500   Federal Home Loan Mortgage Corp.
                                Pools                            5.750         07/15/03                        514,793       514,793
 1,600     23,000    24,600   Federal Home Loan Mortgage Corp.
                                Pools                            7.375         05/15/03         1,675,550   24,086,037    25,761,587
           35,000    35,000   Federal National Mortgage
                                Association Pools                6.250         05/15/29                     33,650,995    33,650,995
 1,100      4,500     5,600   Federal National Mortgage
                                Association Pools                7.250         05/15/30         1,197,017    4,896,886     6,093,903
                                                                                              --------------------------------------
                              TOTAL UNITED STATES GOVERNMENT
                                AGENCY OBLIGATIONS                                              2,872,567   63,148,711    66,021,278
                                                                                              --------------------------------------

                              UNITED STATES TREASURY
                                OBLIGATIONS    69.0%
           35,000    35,000   United States Treasury Bonds (a)      6.125         11/15/27                   35,407,340   35,407,340
 3,500                3,500   United States Treasury Bonds          7.625         02/15/25      4,180,043                  4,180,043
           83,600    83,600   United States Treasury Bonds (a)      8.000         11/15/21                  102,390,588  102,390,588
           70,000    70,000   United States Treasury Bonds (a)      8.125         08/15/19                   85,722,574   85,722,574
 1,000                1,000   United States Treasury Bonds (a)      8.750         05/15/17      1,276,018                  1,276,018
 2,000                2,000   United States Treasury Bonds (a)      9.000         11/15/18      2,625,933                  2,625,933
           34,000    34,000   United States Treasury Bonds (a)      9.250         02/15/16                   44,704,645   44,704,645
           25,000    25,000   United States Treasury Bonds (a)      9.375         02/15/06                   29,126,855   29,126,855
            7,000     7,000   United States Treasury Bonds (a)     10.375         11/15/12                    8,751,089    8,751,089
           10,000    10,000   United States Treasury Bonds (a)     10.750         08/15/05                   11,939,062   11,939,062
 1,500     27,000    28,500   United States Treasury Bonds (a)     10.750         02/15/03      1,604,877    28,887,786   30,492,663
            1,000     1,000   United States Treasury Bonds         10.750         05/15/03                    1,085,782    1,085,782
15,250     27,000    42,250   United States Treasury Bonds (a)     11.625         11/15/02     16,132,830    28,563,044   44,695,874




 6,000                6,000   United States Treasury Bonds (a)    11.625          11/15/04   7,099,657                     7,099,657
          11,000     11,000   United States Treasury Bonds (a)    12.000          08/15/13                 14,923,026     14,923,026
          27,350     27,350   United States Treasury Notes (a)     6.000          08/15/09                 28,458,881     28,458,881
          50,000     50,000   United States Treasury Notes         6.250          07/31/02                 50,726,310     50,726,310
14,500    95,000    109,500   United States Treasury Notes (a)     6.250          08/31/02  14,749,201     96,632,699    111,381,900
 7,868   140,150    148,018   United States Treasury Notes (a)     6.250          02/15/03   8,111,407    144,485,722    152,597,129
          20,000     20,000   United States Treasury Notes (a)     6.250          02/15/07                 21,128,124     21,128,124
 2,000    75,000     77,000   United States Treasury Notes (a)     6.375          06/30/02   2,022,812     75,855,465     77,878,277
 7,000    50,000     57,000   United States Treasury Notes (a)     6.375          08/15/02   7,116,465     50,831,890     57,948,355
 3,100    20,000     23,100   United States Treasury Notes (a)     6.500          10/15/06   3,303,918     21,315,600     24,619,518
 3,200     9,500     12,700   United States Treasury Notes (a)     6.625          05/15/07   3,434,484     10,196,124     13,630,608
          41,900     41,900   United States Treasury Notes (a)     6.750          05/15/05                 44,790,442     44,790,442
          55,000     55,000   United States Treasury Notes (a)     7.500          05/15/02                 55,386,441     55,386,441
                                                                                           -----------------------------------------
                               TOTAL UNITED STATES TREASURY OBLIGATIONS                     71,657,645    991,309,489  1,062,967,134
                                                                                           -----------------------------------------
                               TOTAL LONG-TERM INVESTMENTS 99.0%
                                  (Cost $1,492,769,081)                                    107,776,610  1,416,807,157  1,524,583,767



                                                                                        U.S.
                                                                                     GOVERNMENT
                                                                                     TRUST FOR         GOVERNMENT
                                                                                       INCOME          SECURITIES           PROFORMA
                                                                                       MARKET            MARKET              MARKET
                     DESCRIPTION                                                       VALUE             VALUE               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                     REPURCHASE AGREEMENT    0.2%
                     State Street Bank & Trust Co. ($3,517,000 par
                     collateralized by U.S. Government obligations
                     in a pooled cash account, dated 03/28/02, to
                     be sold on 04/01/02 at $3,517,695) (Cost $3,517,000)             553,000           2,964,000         3,517,000
                                                                                ----------------------------------------------------
                     TOTAL INVESTMENTS    99.2%
                        (Cost $1,496,286,081)                                      108,329,610       1,419,771,157     1,528,100,767


                     OTHER ASSETS IN EXCESS OF LIABILITIES    0.8%                   1,628,250          11,106,660        12,734,910
                                                                                ----------------------------------------------------

                     NET ASSETS    100.0%                                          109,957,860       1,430,877,817     1,540,835,677
                                                                                ----------------------------------------------------



(a)                  Assets segregated as collateral for open futures and
                     forward transactions.
FHA/VA             - Federal Housing Administration/Department of Veterans
                     Affairs
REMIC              - Real Estate Mortgage Investment Conduits

                     VAN KAMPEN GOVERNMENT SECURITIES FUND -
                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2002

                            Amounts in Thousands


                                                                                     U.S.
                                                                Government        Government
                                                                Securities         Trust for
                                                                   Fund             Income         Adjustments           Proforma
                                                              ----------------  ----------------  --------------  ------------------

Total Investments (Cost of $1,389,793 and $106,493,
  respectively).............................................    $1,419,771          $108,330                           $1,528,101
Other Assets Less Liabilities...............................        11,107             1,628                               12,735
                                                              ----------------  ----------------                  ------------------
NET ASSETS..................................................    $1,430,878          $109,958                           $1,540,836
                                                              ================  ================                  ==================
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share).......................    $1,910,374          $166,264             ($28)         $2,076,610
Net Unrealized Appreciation.................................        29,106             1,625                               30,731
Accumulated Undistributed Net Investment Income.............        (8,401)           (3,129)            (190)            (11,720)
Accumulated Net Realized Loss...............................      (500,201)          (54,802)                            (555,003)
                                                              ----------------  ----------------  --------------  ------------------
NET ASSETS..................................................    $1,430,878          $109,958            ($218)         $1,540,618
                                                              ================  ================  ==============  ==================



NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
 SHARE:
     CLASS A
          Net Assets.......................................    $1,295,581           $69,928
          Shares Outstanding...............................       128,271             8,853
                                                             ----------------  ----------------
          Net Asset Value and Redemption Price Per Share...        $10.10             $7.90
          Maximum Sales Charge (4.75%* of offering price)..          0.50              0.39
                                                             ----------------  ----------------
          Maximun Offering Price to Public.................        $10.60             $8.29
                                                             ================  ================

     CLASS B
          Net Assets.......................................      $110,123           $29,607
          Shares Outstanding...............................        10,922             3,752
                                                             ----------------  ----------------
          Net Asset Value and Offering Price Per Share.....        $10.08             $7.89
                                                             ================  ================

     CLASS C
          Net Assets.......................................       $25,174           $10,423
          Shares Outstanding...............................         2,503             1,321
                                                             ----------------  ----------------
          Net Asset Value and Offering Price Per Share.....        $10.06             $7.89
                                                             ================  ================


* ON SALES OF $100,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

(1) The proforma statements are presented as if the Reorganization was effective March 31, 2002. The pro forma statements give the effect to the proposed exchange of Van Kampen Government Securities Fund shares for assets and liabilities of the Van Kampen U.S. Government Trust for Income, with the Van Kampen Government Securities Fund being the surviving entity. The proposed transaction will be accounted for in accordance with accounting principles generally accepted in the United States of America, as a tax-free reorganization. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that the Van Kampen Government Securities Fund will sell any securities of the Van Kampen U.S. Government Trust for Income acquired in the reorganization other than in the ordinary course of business.

(2) The pro forma statements presume the issuance by the Van Kampen Government Securities Fund of approximately 10,875,000 shares in exchange for the assets and liabilities of the Van Kampen U.S. Government Trust for Income.

(3) A non-recurring cost associated with this transaction of approximately $218,000, or $0.02 per share will be incurred. These expenses will be borne by the shareholders of the Van Kampen U.S. Government Trust for Income.

               VAN KAMPEN GOVERNMENT SECURITIES FUND - VAN KAMPEN
                        U.S. GOVERNMENT TRUST FOR INCOME
                  PROFORMA  CONDENSED STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2002

                              Amounts in Thousands


                                                                                         U.S.
                                                                     Government       Government
                                                                     Securities       Trust for
                                                                        Fund            Income         Adjustments       Proforma
                                                                   ---------------  ---------------   --------------   -------------

INVESTMENT INCOME:
    Interest......................................................     $36,488           $2,762                           $39,250
                                                                   ---------------  ---------------   --------------   -------------

EXPENSES:
    Investment Advisory Fee.......................................       3,899              341                             4,240
    All Other Expenses (1)........................................       3,879              504            ($152)           4,231
                                                                   ---------------  ---------------   --------------   -------------
      Total Expense...............................................       7,778              845             (152)           8,471
      Less Credits Earned on Cash Balances........................          26                1                                27
                                                                   ---------------  ---------------   --------------   -------------
      Net Expenses................................................       7,752              844             (152)           8,444
                                                                   ---------------  ---------------   --------------   -------------

NET INVESTMENT INCOME.............................................     $28,736           $1,918             $152          $30,806
                                                                   ===============  ===============   ==============   =============

REALIZED AND UNREALIZED GAIN/LOSS :
    Realized Gain.................................................     $25,849           $1,400                           $27,249
    Net Unrealized Depreciation During the Period.................     (60,302)          (3,497)                          (63,799)
                                                                   ---------------  ---------------   --------------   -------------

NET REALIZED AND UNREALIZED LOSS..................................    ($34,453)         ($2,097)                         ($36,550)
                                                                   ===============  ===============   ==============   =============


NET DECREASE IN NET ASSETS FROM OPERATIONS.......................      ($5,717)           ($179)            $152          ($5,744)
                                                                   ===============  ===============   ==============   =============


(1) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

PART C: OTHER INFORMATION

     ITEM 15.  INDEMNIFICATION

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust,
(ii) having acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or
(iii) for a criminal proceeding had reasonable cause to believe the conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchase insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim damages or expense (including the reasonable cost of investing or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

          (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

          (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

          (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

          (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

ITEM 16.  EXHIBITS

 (1)  (a)      First Amended and Restated Agreement and Declaration of
               Trust(1)
      (b)      Certificate of Amendment(1)
      (c)      Second Certificate of Amendment(6)
      (d)      Amended and Restated Certificate of Designation(5)
      (e)      Second Amended and Restated Certificate of Designation(6)
 (2)           Amended and Restated Bylaws(1)
 (3)           Not Applicable
 (4)           Agreement and Plan of Reorganization (included as Appendix A to the Reorganization SAI)
 (5)  (a)      Specimen Class A Shares Certificate(2)
      (b)      Specimen Class B Shares Certificate(2)
      (c)      Specimen Class C Shares Certificate(2)
 (6)           Investment Advisory Agreement(5)
 (7)  (a)      Distribution and Service Agreement(5)
      (b)      Form of Dealer Agreement(2)
      (c)      Form of Broker Fully Disclosed Selling Agreement(2)

      (d)      Form of Bank Fully Disclosed Selling Agreement(2)
 (8)  (a)      Form of Trustee Deferred Compensation Plan(7)
      (b)      Form of the Trustee Retirement Plan(7)
 (9)  (a)(i)   Custodian Contract(3)
      (ii)     Amendment to Custodian Contract(9)
      (b)      Transfer Agency and Service Agreement(5)
(10)  (a)      Plan of Distribution Pursuant to 12b-1(2)
      (b)      Form of Shareholder Assistance Agreement(2)
      (c)      Form of Administrative Service Agreement(2)
      (d)      Service Plan(2)
(11)  (a)      Opinion of Skadden, Arps, Slate, Meagher & Flom
               (Illinois)(2)
      (b)      Consent of Skadden, Arps, Slate, Meagher & Flom
               (Illinois)(9)
(12)           Tax Opinion of Skadden, Arps, Slate, Meagher & Flom
               (Illinois) relating to the Reorganization++
(13)  (a)      Data Access Services Agreement(2)
      (b)      Fund Accounting Agreement(4)
(14)  (a)      Consent of PricewaterhouseCoopers LLP+
      (b)      Consent of Ernst & Young LLP+
(15)           Not Applicable
(16)           Power of Attorney(9)
(17)  (a)      Form of Proxy Card for Target Fund+
      (b)      Prospectus of Target Fund+

---------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File Number 2-90482, filed April 19, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A, File Number 2-90482, Filed April 28, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Growth and Income Fund, File Number 2-21657, Filed on March 27, 1998. C-1

(4) Incorporated herein by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Comstock Fund, File No. 2-27778 filed on April 27, 1998.

(5) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A File No. 2-90482 filed April 29, 1998.

(6) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A File No. 2-90482 filed November 23, 1998.

(7) Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A File No. 2-90482 filed January 27, 2000.

(8) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A File No. 2-90482 filed January 26, 2001.

(9) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A File No. 2-90482 filed January 28, 2002.

+   Filed herewith.

++  To be filed by further amendment.

ITEM 17.  UNDERTAKINGS.

     (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the Registrant shall file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON BEHALF OF THE REGISTRANT IN THE CITY OF OAKBROOK TERRACE AND STATE OF ILLINOIS, ON THE 21ST DAY OF MAY 2002.

                                          VAN KAMPEN GOVERNMENT
                                            SECURITIES FUND

                                          By       /s/ SARA L. BADLER
                                            ------------------------------------
                                                       Sara L. Badler
                                                    Assistant Secretary

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED, ON MAY 21, 2002.

                      SIGNATURE                                              TITLE
                      ---------                                              -----
            Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*                 Trustee and President
-----------------------------------------------------
               Richard F. Powers, III

            Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                    Vice President, Treasurer and Chief Financial
-----------------------------------------------------      Officer
                  John L. Sullivan

                      Trustees:

               /s/ J. MILES BRANAGAN*                    Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                     Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/ LINDA HUTTON HEAGY*                   Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                    Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/ MITCHELL M. MERIN*                    Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/ JACK E. NELSON*                     Trustee
-----------------------------------------------------
                   Jack E. Nelson

                /s/ WAYNE W. WHALEN*                     Trustee and Chairman
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE W. WOOLSEY*                   Trustee
-----------------------------------------------------
                 Suzanne W. Woolsey
------------
                      * Signed by Sara L. Badler pursuant to a power of attorney.

                 /s/ SARA L. BADLER
-----------------------------------------------------
                   Sara L. Badler
                  Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
                     VAN KAMPEN GOVERNMENT SECURITIES FUND

EXHIBIT
-------
  14(a)  Consent of PricewaterhouseCoopers LLP
  14(b)  Consent of Ernst & Young LLP
  17(a)  Form of proxy card for Target Fund
  17(b)  Prospectus of Target Fund, dated January 28, 2002